Filed Pursuant to Rule 497

Registration Nos. 333-191152 and 811-22888

PROSPECTUS	January 2, 2015
as amended February 5, 2015

Wildermuth Endowment Strategy Fund

Shares of Beneficial Interest
$2,500 minimum purchase

Wildermuth Endowment Strategy Fund (the “Fund”) is a newly organized, continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

•	The shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time.

•	We do not expect a secondary market in the shares to develop. Even if any such market were to develop, closed-end fund shares trade frequently at a discount from net asset value, which creates a risk of loss for investors purchasing shares in the initial public offering.

•	You should consider the shares to be an illiquid investment. Even though the Fund will make periodic repurchase offers to repurchase a portion of the shares to provide some liquidity to shareholders, only a limited number of shares will be eligible for repurchase by us. Once each quarter, the Fund will offer to repurchase at net asset value (NAV) per share no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements. The Fund may increase the size of these offerings up to a maximum of 25% of the Fund’s outstanding shares, in the sole discretion of the Board, but it is not expected that the Board will do so.

•	You should consider that you may not have immediate access to the money you invest for an indefinite period of time. An investment in our shares is not suitable for you if you need immediate access to the money you invest.

This prospectus provides information that a prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a Statement of Additional Information (the “SAI”) dated January 2, 2015, has been filed with the U.S. Securities and Exchange Commission (the “SEC”). The SAI is available upon request and without charge by writing the Fund at c/o RCS Advisory Services, LLC, 405 Park Avenue, New York, New York 10022, or by calling toll-free 1-866-271-9244. The table of contents of the SAI appears on page 52 of this prospectus. You may request the Fund’s SAI, annual and semi-annual reports when available, and other information about the Fund or make shareholder inquiries by calling 1-866-271-9244 or by visiting http://www.wildermuthendowmentfund.com. The SAI, material incorporated by reference and other information about the Fund, is also available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective shareholders and is not intended to be an active link.

Investment Objective.  The Fund’s investment objective is to seek total return through a combination of long-term capital appreciation and income generation.

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The Fund will pursue its objective by investing in assets that Wildermuth Advisory, LLC (the “Adviser”) believes provide favorable long-term capital appreciation and risk-adjusted return potential, as well as in income-producing assets that the Adviser believes will provide consistent income generation and liquidity.

Securities Offered.  The Fund is engaged in a continuous offering of shares of beneficial interest (the “shares”). The Fund is organized as a Delaware statutory trust and is authorized to issue an unlimited number of shares. The Fund has registered and is offering to sell, under the terms of this prospectus, 25,000,000 shares of beneficial interest, at daily net asset value plus any applicable sales load. The initial net asset value is $10.00 per share. The minimum initial investment by a shareholder is $2,500.

The Fund is offering to sell its shares through Realty Capital Securities, LLC, its distributor. The distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its best efforts to sell the shares. Arrangements have been made to place the funds in escrow. See “Plan of Distribution.” During the continuous offering, shares will be sold at the daily net asset value of the Fund next determined plus the applicable sales load. See “Plan of Distribution.” The Fund’s continuous offering is expected to continue in reliance on Rule 415 under the Securities Act of 1933, as amended, until the Fund has sold shares in an amount equal to approximately $265 million. The Fund will make quarterly repurchase offers subject to certain conditions. See “Quarterly Repurchases of Shares.”

	Per Share(1)	Sales Load(2)	Proceeds to Registrant(3)
Per Share	$10.60	$0.60	$10.00
Total Maximum	$265,000,000	$15,000,000	$250,000,000

(1)	Shares are offered on a best efforts basis and will be offered continuously at a price equal to net asset value per Share plus any applicable sales charge.

(2)	The Adviser, from its own resources, may pay additional compensation to brokers or dealers in connection with the sale and distribution of Fund shares. See “Plan of Distribution.”

(3)	Assumes sale of all shares currently registered at the net asset value. The shares are initially offered at an net asset value per share of $10 as of the date of the Fund’s registration statement on Form N-2 is declared by the SEC to be effective, and thereafter, at the net asset value per share as of the date of the request to purchase shares is received and accepted by or on behalf of the Fund. The proceeds set forth herein have not been reduced by the other expenses of issuance and distribution set forth in “Part C — Other Information — Other Expenses and Distribution.”

Even though the Fund will make periodic repurchase offers to repurchase a portion of the shares to provide some liquidity to shareholders, you should consider the shares to be an illiquid investment. Investing in the Fund’s shares involves risks. See “Risk Factors” below in this prospectus.

Investment Adviser

Wildermuth Advisory, LLC

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You should rely only on the information contained in this prospectus and the accompanying prospectus supplement, if any. We have not authorized anyone to provide you with additional information, or information different from that contained in this prospectus and the accompanying prospectus supplement, if any. If anyone provides you with different or additional information, you should not rely on it. In the event of a conflict between this prospectus and the accompanying prospectus supplement, if any, the prospectus supplement shall govern. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. The information contained in or incorporated by reference in this prospectus and the accompanying prospectus supplement, if any, is accurate only as of the date of this prospectus or such prospectus supplement. Our business, financial condition, results of operations and prospects may have changed since then. We will update these documents to reflect material changes as required by law.

PROSPECTUS SUMMARY

This summary does not contain all of the information that you should consider before investing in the shares. You should review the more detailed information contained or incorporated by reference in this prospectus and in the Statement of Additional Information, particularly the information set forth under the heading “Risk Factors.”

The Fund.   The Wildermuth Endowment Strategy Fund is a newly organized, continuously offered, non-diversified, closed-end management investment company. See “The Fund.” The Fund is an interval fund that will offer to make quarterly repurchases of no less than 5% of the outstanding shares of the Fund at net asset value (“NAV”) per share. While the Fund may increase the size of these offerings up to a maximum of 25% of the Fund’s outstanding shares, in the sole discretion of the Board, it is not expected that the Board will do so. See “Quarterly Repurchases of Shares.” The Fund’s investments will be managed by Wildermuth Advisory, LLC (the “Adviser”). See “Management of the Fund.”

Investment Objective and Policies.  The Fund’s investment objective is to seek total return through a combination of long-term capital appreciation and income generation.

The Fund will pursue its objective by investing in assets that the Adviser believes provide favorable long-term capital appreciation and risk-adjusted return potential, as well as in income-producing assets that the Adviser believes will provide consistent income generation and liquidity. Generally, traditional endowment funds have both income-producing assets and assets selected for long-term capital appreciation, and must structure their asset allocation to achieve both these objectives. This allocation requires that the endowment seek to achieve a risk-adjusted return with lower volatility than other investment vehicles. The Fund seeks to approximate the investment strategies and asset allocation policies of traditional endowment funds through a total mix of both liquid, traditional equity and fixed income investments and less liquid, alternative and non-traditional investments.

Investment Strategy.  The Adviser will be responsible for the determining the overall allocation of the Fund’s portfolio. The Adviser will seek to provide investors with attractive risk-adjusted returns over time by replicating the investment and asset allocation strategies of institutional investors such as endowment funds. In general, it is anticipated that the Fund’s portfolio will be diversified across a mix of (i) U.S. and non-U.S. equity securities, including private equity investments, (ii) publicly-traded and non-traded real estate investment trusts (“REITs”) and other real estate investments, (iii) energy and natural resource investments, including, but not limited to master limited partnerships (“MLPs”), oil and gas funds and other energy and natural resource funds, (iv) commodity investments, including, but not limited to, commodity pools and precious metal holdings, (v) absolute return investments, including but not limited, to managed futures funds, hedge funds and other absolute return investment vehicles such as registered investment companies pursuing absolute return strategies, and (vi) U.S. and non-U.S. fixed income securities, including, but not limited to, notes, bonds, and asset-backed securities; as well as investments in Investment Funds that provide exposure to these asset classes or securities. In general, the Adviser will seek to allocate the Fund’s assets so that the Fund’s investors may benefit from the performance of various sectors, investment styles and industries. In selecting securities for investment, the Adviser will assess the likely risks and returns of the different alternative investment opportunities and evaluate the potential correlation among the investments under consideration. The Adviser will generally seek to invest in securities whose expected risk-adjusted returns are determined to be attractive and are likely to have low correlations among each other.

The Adviser may utilize fundamental, technical and other related methodologies to determine the intrinsic value of an underlying security. The Adviser may strategically rebalance the Fund’s investments according to the current market conditions, but will remain consistent with the Fund’s primary focus on long-term capital appreciation potential and superior risk-adjusted income generation. The Adviser will manage investments over a long-term time horizon and across a typical market cycle (which is estimated to be five to seven years) to seek to maximize returns to its investors. Generally, the Fund will sell a security if, in the judgment of the portfolio manager, the individual security’s total return potential has been met, the relevant issuer’s fundamentals deteriorate, or a more attractive investment opportunity is identified.

The Fund may also enter into short sales on equity securities that the Adviser believes will underperform the market. Short sales may be done for investment or hedging purposes.

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Initially, the Fund expects to make little, if any direct investments in real estate or private equity, private equity funds or energy and natural resources private partnerships until such time that the Adviser believes that Fund assets are of a sufficient size to support such investments. The Adviser anticipates considering such investments as Fund assets grow to a level where attractive opportunities become available. Accordingly, most, if not all, of the exposure that the Fund will initially have to real estate, private equity and energy is expected to be principally through investments in publicly traded REITs, registered investment companies, MLPs and energy securities.

Asset Classes and Instruments. The Fund will gain exposure to the following asset classes (in bolded italics) up to the limits indicated through its investments in the instruments listed below:

(i)	Equities: up to 65% of the Fund’s total assets.

a.	U.S. publicly traded equity securities,
b.	Foreign developed market publicly traded equity securities,
c.	Emerging market publicly traded equity securities, and
d.	U.S. and non-U.S. private equity investments (including direct private equity investments and private equity funds).

(ii)	Real Estate: up to 25% of the Fund’s total assets.

a.	Publicly-traded and non-traded REITs,
b.	Real estate funds,
c.	Real estate limited partnerships, and
d.	Direct holdings of real property.

(iii)	Energy and Natural Resources: up to 25% of the Fund’s total assets (together with Commodities investments).

a.	MLPs,
b.	Oil and gas funds, and
c.	Other energy and natural resource funds.

(iv)	Commodities: up to 25% of the Fund’s total assets (together with Energy and Natural Resources investments).

a.	Commodity pools,
b.	Commodity futures,
c.	Commodity-linked structured notes,
d.	Swap contracts, and
e.	Precious metal holdings.

(v)	Absolute Return Investments: up to 25% of the Fund’s total assets.

a.	Hedge funds,
b.	Managed futures funds, and
c.	Other absolute return investment vehicles such as registered investment companies pursuing absolute return strategies (hedge funds, managed futures funds and other absolute return investment vehicles are collectively “Absolute Return Funds”).

(vi)	Fixed Income: up to 30% of the Fund’s total assets.

a.	U.S. fixed income securities,
b.	Foreign developed market fixed income securities, and
c.	Emerging market fixed income securities.

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Investment Funds. The Fund may make investments in the preceding asset classes and securities through exchange-traded funds (“ETFs”), closed-end funds, open-end funds (mutual funds), managed futures funds or commodity pools and other publicly and privately offered pooled investment vehicles (collectively, “Investment Funds”). The term “privately offered pooled investment vehicles” or “Private Funds” as used throughout this Prospectus, refers to privately offered pooled investment vehicles, such as hedge funds, private equity funds, private managed futures funds or private commodity pools, private real estate funds and private oil and gas funds, which are issued in private placements to investors that meet certain suitability standards. In general, these interests are subject to underlying lock-ups, are not freely tradable and/or have substantial transfer restrictions and no active trading market, but have certain rights as to redemptions.

Investment Allocations and Other Details. Additional detail regarding the asset classes, instruments and vehicles in or through which the Fund may invest, including investment allocations, are noted below:

•	Equities: up to 65% of the Fund’s total assets.

•	U.S. and non-U.S. public and private equity securities in which the Fund may invest include, but are not limited to: common stock of all market capitalizations, convertible securities, rights and warrants, and depositary receipts (i.e., American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), and Global Depository Receipts (“GDRs”)).

•	Private Equity Funds – The Fund will not invest more than 15% of its net assets in private equity funds that are Private Investment Companies (as defined below).

•	Real Estate: up to 25% of the Fund’s total assets.

•	REITs - Subject to the overall 25% limit on investments in real estate, the Fund may invest up to 25% of its total assets in REITs (REITs are considered part of the real estate asset class, not the equities asset class).

•	Direct Real Estate Investments – Subject to the overall 25% limit on investments in real estate, the Fund may invest up to 25% of its total assets in direct holdings of real property.

•	Commodities/Energy and Natural Resources: up to 25% of the Fund’s total assets.

•	MLPs –The Fund will not invest more than 25% of its assets in MLPs.

•	Absolute Return Investments: up to 25% of the Fund’s total assets.

•	Absolute Return Funds – Absolute Return Funds are Investment Funds that pursue investment strategies that are managed generally without reference to the performance of equity, debt and other markets. Alternative investment strategies differ from “relative return strategies,” which generally seek to outperform a corresponding benchmark equity or fixed-income index.

•	Hedge Funds - The Fund will not invest more than 15% of its net assets in Absolute Return Funds that are Private Investment Companies (as defined below), typically hedge funds.

•	Fixed Income: up to 30% of the Fund’s total assets.

•	The fixed income securities in which the Fund may invest include but are not limited to, notes, corporate bonds, mortgage-backed or asset-backed securities, convertible bonds, preferred stock, securities issued by the U.S. and foreign governments, including states and municipalities, or their agencies and instrumentalities, inflation-protected securities, as well as real estate collateralized debt, mezzanine debt, and distressed debt. Such fixed-income investments may be of any maturity, duration or quality, including those that are rated below investment grade (i.e., “junk bonds”).

•	The Fund’s investments in fixed income securities will be primarily for diversification and liquidity purposes.

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•	Foreign Investments: up to 65% of the Fund’s total assets (inclusive of developed and emerging markets).

•	Emerging Markets – The Fund may not invest more than 30% of its total assets in investments in emerging markets.

•	Derivatives: up to 50% of the Fund’s total assets.

•	Derivative instruments in which the Fund may invest include, but are not limited to, options, futures contracts, forward futures contracts and options on futures contracts.

•	The Fund may invest in derivatives for various portfolio management purposes, including, but not limited to, reducing transaction costs, increasing overall liquidity of the Fund, gaining exposure to certain asset classes and to mitigate risks.

•	Investment Funds: up to 100% of the Fund’s total assets.

•	Private Funds - The Fund will limit its investments in all Private Funds to no more than 35% of its net assets (e.g., private REITs, private oil and gas funds, private commodity pools, private real estate funds as well as Private Investment Companies (as defined below) such as private equity funds and hedge funds).

•	Private Investment Companies - The Fund will limit its investments in Investment Funds that are excluded from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”) solely by Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (“Private Investment Companies”) to no more than 15% of its net assets subject to the overall limit on Private Funds. Private Investment Companies are typically private equity funds and hedge funds.

•	For purposes of compliance with the limits on Private Funds and Private Investment Companies, the Fund will not count its direct investments in wholly-owned subsidiaries but will look through such subsidiaries and count their underlying holdings.

•	Generally, Investment Funds that invest predominantly in a particular asset class (or pursue an absolute return investment strategy) are considered an investment in that asset class for the purposes of the Fund’s allocation limits.

•	Wholly-Owned Subsidiaries: up to 50% of the Fund’s total assets.

•	REIT Subsidiary

o	Direct real estate holdings are generally held through entities wholly-owned or controlled, directly or indirectly, by the Fund that qualify as a REIT for federal income tax purposes (a “REIT Subsidiary”).

o	The Fund may invest up to 25% of its total assets in a REIT Subsidiary subject to the overall limitation on real estate and the overall limitation on Wholly-Owned Subsidiaries.

•	Cayman Subsidiaries

o	Commodity Investments

o	Certain commodities investments may be held through a wholly-owned and controlled Cayman Islands subsidiary (“Commodity Cayman Subsidiary” and together with PE/OG Cayman Subsidiaries (as defined below), each is a “Cayman Subsidiary” and collectively are “Cayman Subsidiaries”).

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o	Such a Cayman Subsidiary will primarily in Investment Funds that invest in derivatives, including commodity and financial futures, commodity-linked structured notes, swap contracts and investment pools, or in such instruments directly as well as fixed-income securities that serve as collateral for its derivative positions, which may be used for hedging, speculation, or as substitutes for traditional securities.

o	The Fund may invest up to 25% of its assets in a Cayman Subsidiary that invests in commodity investments subject to the limitations on commodity investments and energy and natural resources investments and Wholly-Owned Subsidiaries,

o	Foreign Private Equity/Oil & Gas

o	Certain foreign private equity and foreign oil and gas investments may be held through one or more wholly-owned and controlled Cayman Islands subsidiaries (“PE/OG Cayman Subsidiaries”).

o	The Fund may invest up to 25% of its assets in a Cayman Subsidiary that invests in foreign oil and gas investments subject to the limitations on commodity investments and energy and natural resources investments and Wholly-Owned Subsidiaries.

o	The Fund may invest up to 25% of its assets in a Cayman Subsidiary that invests in foreign private equity subject to the limitations on equity investments and Wholly-Owned Subsidiaries.

•	Corporate Subsidiaries (Domestic Private Equity/Oil & Gas)

o	Certain domestic private equity and domestic oil and gas investments may held through one or more U.S. entities that are taxable as corporations under Subchapter C of the Code that are wholly-owned, directly or indirectly, by the Fund (“Corporate Subsidiaries”).

o	The Fund may invest up to 25% of its assets in a Corporate Subsidiary that invests in domestic oil and gas investments subject to the limitations on commodity investments and energy and natural resources investments and Wholly-Owned Subsidiaries.

o	The Fund may invest up to 25% of its assets in a Corporate Subsidiary that invests in domestic private equity subject to the limitations on equity investments and Wholly-Owned Subsidiaries.

o	Because any Corporate Subsidiary through which the Fund invests in private equity or private oil and gas investments is treated as a regular taxable corporation for U.S. federal income tax purposes, any Corporate Subsidiary will incur tax expenses. This is different than a typical registered investment company that qualifies for the tax treatment available to regulated investment companies under the Code. The return on investments held in Corporate Subsidiaries will be reduced by the taxes paid.

•	All Wholly-Owned Subsidiaries

o	The Fund will consolidate any REIT Subsidiary, Cayman Subsidiary or Corporate Subsidiary (collectively, “Wholly-Owned Subsidiaries”) for purposes of financial statements, diversification, leverage and concentration.

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These allocation limits generally apply at the time of investment. Although the Adviser will seek to stay within these limits under normal circumstances, due to the illiquid nature of some of the Fund’s investments, the Adviser may not be able to do so in the event of market movements. In applying these allocation limits, we also will take into account the requirement for qualifying to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

Leverage. The Fund may employ leverage, including borrowing from banks, in an amount up to 33% of the Fund’s assets (defined as net assets plus borrowing for investment purposes). Additionally, some Investment Funds may also employ leverage. See “Investment Objective, Policies and Strategies.”

 Temporary Investments. To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities, cash or cash equivalents. These short-term debt securities include: treasury bills, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities and repurchase agreements.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Investor Suitability.  An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

Summary of Risk Factors.  Investing in the Fund is subject to various risks to which it is subject either directly or through its investments in Investment Funds, including the risk that you may receive little or no return on your investment or that you may lose all or part of your investments. By itself, the Fund does not constitute a balanced investment program. Before investing in the Fund you should consider carefully the following risks. See “Risk Factors.”

•      Market Risk.  An investment in the Fund is generally subject to market risk, including the possible loss of the entire principal amount invested. An investment in the Fund represents an indirect investment in the securities owned by the Fund. Like all financial instruments, the value of these securities may move up or down, sometimes rapidly and unpredictably. The value of your investment in the Fund at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

•      Equity Securities Risk. When the Fund invests in equity securities, the Fund’s investments in those securities are subject to price fluctuations based on a number of reasons of issuer-specific and broader economic or international considerations. They may also decline due to factors which affect a particular industry or industries. In addition, equity securities prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The prices of common equity securities are also sensitive to the market risks described above. Common equity securities in which the Fund may invest are structurally subordinated to other instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers. In addition, dividends on common equity securities which the Fund may hold are not fixed and there is no guarantee that the issuers of the common equity securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

•      Real Estate Securities Risks. The Fund may invest in publicly-traded and non-traded REITs or Private Funds that hold real estate as well as invest in real estate directly through entities owned or controlled directly or indirectly by the Fund, including one or more entities that qualify as a REIT for federal income tax purposes such as the REIT Subsidiary. As a result, its portfolio may be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies investing in real estate is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage.

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•      REIT Risk. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.

•      Commodities Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, and agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked investments in which the Fund or the Investment Funds enter into may involve counterparties in the financial services sector, and events affecting the financial services sector may cause the Fund’s, share value to fluctuate.

•      Derivatives Risk.  The Fund or certain Investment Funds may invest in different types of derivative instruments, (which may be used for hedging, speculation, or as substitutes for traditional securities) including, but not limited to, futures, forwards and options contracts. The use of such derivatives may indirectly expose the Fund to additional risks that it would not be subject to if it invested directly in the securities and commodities underlying those derivatives. Derivative risks include: (i) imperfect correlation between the changes in market value of derivatives and the securities or indices on which they are based; (ii) illiquidity under certain market conditions; (iii) trading restrictions or limitations imposed by an exchange, or government regulations that may restrict trading and (iv) leverage, which will magnify losses. The use of derivatives by the Fund or the Investment Funds could subject the Fund to regulation by the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool requiring compliance with certain CFTC rules.

•      Futures and Options Risk. The Fund or certain Investment Funds may trade in futures contracts (and options on futures). Risks associated with investments in futures and options include the risk that the futures or options contract will not fully offset the underlying position and that the investments in futures and options used for risk management may not have the intended effects and may result in losses or missed opportunities. The risk of loss of money from futures contracts and options on futures contracts used for non-hedging purposes may be greater than that of investments for hedging purposes. When options are purchased over the counter, the Fund (or the Investment Funds) bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund (or the Investment Funds) may have difficulty closing out its position.

•       Short Sale Risk.  The Fund and some Investment Funds may sell securities short. The Fund or such Investment Funds will incur a loss as a result of a short sale position if the price of the security sold short increases between the date of the short position sale and the date on which the fund purchases an offsetting position. The fund will incur borrowing and dividend expense on securities sold short. Positions in shorted securities are speculative and more risky than “long” positions (purchases) because the cost of the replacement security is unknown. A fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the fund’s overall potential for loss. Market factors may prevent such fund from closing out a short position at the most desirable time or at a favorable price.

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•      Master Limited Partnerships and Energy Sector Risks. The Fund may invest in master limited partnerships (“MLPs”) directly, and may invest indirectly in MLPs by investing in Investment Funds that invest in MLPs. The underlying MLP will be focused in the energy sector. An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, likely causing a reduction in the value of Fund shares.

•      Tax Risk. The Fund faces the risk that it could fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code, and the risk of changes in tax laws or regulations, or interpretations thereof, which could adversely affect the Fund. The federal, state, local and foreign tax consequences of an investment in Fund shares will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisors regarding the specific tax consequences that may affect such investors.

•      Fixed Income Securities Risk.  When the Fund invests in fixed income securities, directly or through Investment Funds, the value of the Fund’s investment may fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

•      Credit Risk.  There is a risk that issuers of debt securities will not make payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities.

•      High Yield Securities Risk.  Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal. Such securities may also be subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund’s share price. Investments in high yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

•      Convertible Securities Risk.  Convertible securities are hybrid securities that have characteristics of both bonds and common stock and are subject to risks associated with both debt securities and equity securities. The market value of convertible securities tends to decline as interest rates increase and tends to increase as interest rates decline. Convertible securities are also subject to credit risk and prepayment or redemption risk. In addition, the Fund or certain Investment Funds may invest in convertible securities rated less than investment grade that are sometimes referred to as high yield or “junk bonds.” Convertible securities also have characteristics similar to common stock especially when their conversion value is the same as the value of the bond or preferred share.

•      Preferred Securities Risk.  There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights.

•      Medium and Small-Capitalization Company Risk.  The Fund or certain Investment Funds may invest in medium or small capitalization companies which may be newly formed or have limited product lines, distribution channels, and financial or managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. This may cause the Fund’s NAV to be more volatile when compared to investment companies that focus only on large capitalization companies.

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•      Foreign Investment Risk.  Foreign securities may be issued and traded in foreign currencies. As a result, changes in exchange rates between foreign currencies may affect their values in U.S. dollar terms. The Fund or certain Investment Funds may employ hedging techniques to minimize these risks, but there can be no assurance that the Fund or Investment Funds will, in fact, hedge currency risk or, that if the Fund or Investment Fund does, such strategies will be effective. The political, economic, and social structure of some foreign countries may be less stable and more volatile than those in the United States. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies, and some countries may lack uniform accounting and auditing standards. Thus, there may be less information publicly available about foreign companies than about most U.S. companies. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities.

•      Emerging Market Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market securities also tend to be less liquid.

•      Restricted and Illiquid Investments Risk.  The Fund’s investments are also subject to liquidity risk, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. The Adviser may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

•      Non-Diversification Risk.  The Fund is classified as a non-diversified management investment company under the 1940 Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a diversified management investment company. Accordingly, the Fund may be subject to greater risk, because the Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

•      Leverage Risk.  The use of leverage, such as borrowing money to purchase securities, by the Fund or certain Investment Funds will magnify the Fund’s or Investment Fund’s gains or losses. The use of leverage via short selling and short positions in futures contracts will also magnify the Fund’s or Investment Fund’s gains or losses. Generally, the use of leverage also will cause the Fund or Investment Fund to have higher expenses (especially interest and/or short selling-related dividend expenses) than those of funds that do not use such techniques. In addition, a lender to the Fund or Investment Fund may terminate or refuse to renew any credit facility. If the Fund or Investment Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns of the Fund or Investment Fund.

•      No Operating History Risk.  The Fund is a closed-end investment company with no history of operations. It is designed for long-term investors and not as a trading vehicle. During the Fund’s start-up period, the Fund may not achieve the desired portfolio composition. If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective. The Fund’s portfolio managers have no experience managing a closed-end fund.

•      Limited Liquidity Risk.  The Fund is a closed-end investment company structured as an “interval fund” and designed for long-term investors. Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the shares and the Fund does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly offers to repurchase shares at NAV. Under current regulations, such offers must be for not less than 5% of the Fund’s shares outstanding on the repurchase request deadline. The Fund may increase the size of these offerings to up to 25% of the Fund’s shares outstanding, in the sole discretion of the Fund’s board of trustees (the “Board”), but it is not expected that the Board will do so. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.

•      Management Risk.  The Adviser's judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests (directly or indirectly) may prove to be incorrect and may not produce the desired results.

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•      Valuation Risk.  The value of the Fund’s investments will be difficult to ascertain and the valuations provided by the Adviser in accordance with the Fund’s valuation policies approved by the Board in respect of the Fund’s investments will likely vary from the amounts the Fund would receive upon sale or disposition of its investments. In particular, the Fund’s ownership interest in non-traded investment vehicles will be difficult to ascertain, and the Fund will depend heavily on the Adviser’s professional judgment to ascertain a valuation for the Fund’s investments in these vehicles. Such valuations involve subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. See “Determination of Net Asset Value.”

•      Investment Funds Risk. Investment Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. Accordingly, Fund shareholders may bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, incentive allocations or fees in the case of some Investment Funds, and other expenses at the Investment Fund level. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in Investment Funds and may be higher than if the Fund invested directly in the underlying instruments. Additionally, the Fund's performance depends in part upon the performance of the Investment Fund managers and selected strategies, the adherence by such Investment Fund managers to such selected strategies, the instruments used by such Investment Fund managers and the Adviser's ability to select Investment Fund managers and strategies and effectively allocate Fund assets among them. Each Investment Fund is subject to its strategy-specific risks which may include leverage risk, illiquidity risk, derivatives risk and market risk.  A significant portion of the Investment Funds in which the Fund may invest will likely not be subject to or registered under the 1940 Act. As a result, such investments will not be subject to certain protections afforded to investors under the 1940 Act. The Fund will not invest more than 35% of its net assets in Private Funds nor will it invest more than 15% of its net assets in Private Investment Companies.

•      Business and Regulatory Risk.  Legal, tax and regulatory changes (including laws relating to taxation of the Fund’s investments, trade barriers and currency exchange controls), as well as general economic and market conditions (such as interest rates, availability of credit, credit defaults, inflation rates and general economic uncertainty) and national and international political circumstances (including wars, terrorist acts or security operations), may adversely affect the Fund.

•      Repurchase Policy Risk.  Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchases by selling investments, the Fund may hold a larger proportion of its net assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV. Repurchase of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio, to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

•      REIT Subsidiary Risk. By investing through a REIT Subsidiary, the Fund is indirectly exposed to risks associated with the REIT Subsidiary’s direct investments in real estate. Because a REIT Subsidiary is not registered under the 1940 Act, the Fund, as an investor in the REIT Subsidiary, will not have the protections offered to investors in registered investment companies. Changes in the laws of the United States, under which the Fund and a REIT Subsidiary are organized, including the regulations under the Code, could result in the inability of the Fund and/or the REIT Subsidiary to operate as described in this Prospectus and the SAI and could negatively affect the Fund and it shareholders. There can be no assurance that a REIT Subsidiary’s qualification as a REIT for federal income tax purposes can be continued. If a REIT Subsidiary fails to so qualify, it will be subject to tax, including any applicable alternative minimum tax, on its taxable income at regular corporate rates.

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•      Cayman Subsidiary Risk. The Cayman Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Cayman Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Cayman Subsidiary to operate as described in this prospectus and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Cayman Subsidiary. If Cayman Islands law changes such that the Cayman Subsidiary must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns. By investing in commodities indirectly through the Cayman Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Cayman Subsidiary is a controlled foreign corporation, any income received from its investments in the Investment Funds will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

•      Corporate Subsidiary Risk. By investing through a Corporate Subsidiary, the Fund is indirectly exposed to risks associated with a Corporate Subsidiary’s direct investments in private equity or oil and gas. Because a Corporate Subsidiary is not registered under the 1940 Act, the Fund, as an investor in the Corporate Subsidiary, will not have the protections offered to investors in registered investment companies. Changes in the laws of the United States or other jurisdiction, such as Delaware, under which the Fund and a Corporate Subsidiary are organized, including the regulations under the Code, could result in the inability of the Fund and/or the Corporate Subsidiary to operate as described in this Prospectus and the SAI and could negatively affect the Fund and it shareholders. As the Fund intends to qualify as a regulated investment company, dividends received by the Fund from a Corporate Subsidiary and distributed to its shareholders will not be subject to U.S. federal income taxes at the Fund level, however, the Corporate Subsidiary will generally be subject to federal and state income taxes on its income, including any income the Corporate Subsidiary may recognize on the sale of an interest in private equity or private oil and gas funds that it holds. As a result, the net return to the Fund on such investments that are held by the Corporate Subsidiary will be reduced to the extent that the subsidiary is subject to income taxes. Additionally, in calculating its daily net asset value in accordance with generally accepted accounting principles, the Fund will account for the deferred tax liability and/or asset balances of the Corporate Subsidiary. Any Corporate Subsidiary used by the Fund will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by it on equity securities considered to be return of capital. Upon a Corporate Subsidiary’s sale of a portfolio security, such Corporate Subsidiary will be liable for previously deferred taxes. Any deferred tax liability balance of a Corporate Subsidiary will reduce the Fund’s net asset value.

Investment Adviser and Fee.  The Adviser was formed in May 2013. The Fund’s portfolio manager, Daniel Wildermuth, has over 20 years of experience in the financial services industry. As a Chief Investment Officer (“CIO”) for the past 13 years, Mr. Wildermuth has created and managed multiple domestic and international equity and fixed income investment portfolios. As CIO of an advisory firm and Chief Executive Officer (“CEO”) of a brokerage firm, Mr. Wildermuth has analyzed and invested in securities and has also completed due diligence and made investment recommendations on various alternative investments, but he has no prior experience managing a publicly registered, closed-end fund. The Adviser is entitled to receive a management fee, computed daily and paid monthly, at the annual rate of 1.50% of the Fund’s average daily net assets.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the direct, ordinary operating expenses of the Fund (including offering and organizational expenses but excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses such as litigation)), to the extent that they exceed 2.5% per annum of the Fund’s average daily net assets (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed. Any waiver or reimbursement of fees by the Adviser is subject to repayment by the Fund within three years following such waiver or reimbursement; provided, however, that (i) the Fund is able to make such repayment without exceeding the expense limitation in place at the time the fees being repaid were waived or the Fund’s current expense limitation, whichever is lower, and (ii) such repayment is approved by the Board. The Expense Limitation Agreement will remain in effect for at least one year from the effective date of the Prospectus, unless and until the Board approves its modification or termination. The Expense Limitation Agreement may be terminated only by the Fund’s Board on 60 days written notice to the Adviser. After the initial one-year term, the Expense Limitation Agreement may be renewed at the Adviser’s and Board’s discretion. See “Management of the Fund.”

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Repurchases of Shares.  The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at NAV, of not less than 5% of the Fund’s outstanding shares on the repurchase request deadline. The Fund may increase the size of these offerings to up to 25% of the Fund’s outstanding shares, in the sole discretion of the Board, but it is not expected that the Board will do so. There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% (or up to 25%, as determined by the Board) of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. See “Quarterly Repurchases of Shares.”

Distribution Policy.   The Fund intends to make a distribution each quarter to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. Such distributions may include a return of capital, which represents a return of a portion of shareholder’s original investment. Although a return of capital will generally not be taxable, it would reduce a shareholder’s cost basis in shares and may result in higher capital gains taxes, or a lower capital loss, when shares are sold. The distribution rate may be modified by the Board from time to time. Shareholders who receive additional shares will recognize income as if they had received cash and will have to satisfy their tax obligations from other sources. See “Distribution Policy.”

U.S. Federal Income Tax Summary.  The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent that they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements. See “U.S. Federal Income Tax Matters.”

Dividend Reinvestment Policy.  Unless a shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional shares under the Fund’s dividend reinvestment policy. Shareholders who elect not to participate in the Fund’s dividend reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). See “Dividend Reinvestment Policy.”

Administrator, Accounting Agent and Transfer Agent.  RCS Advisory Services, LLC, an affiliate of the Distributor (the “Administrator”), will serve as the administrator and American National Stock Transfer, LLC (the Transfer Agent”) will serve as the transfer agent for the Fund. Gemini Fund Services, LLC (“GFS”), will serve as the Fund’s sub-administrator and fund accounting agent, as well as its sub-transfer agent. See “Management of the Fund.”

Custodian.  MUFG Union Bank, N.A. (“Union Bank”) will serve as the Fund’s custodian. In furtherance of its duties to the Trust, the Custodian may appoint sub-custodians from time to time. Other entities may be appointed in the future to provide custodial services to the Trust. See “Management of the Fund.”

SUMMARY OF FUND EXPENSES

Shareholder Transaction Expenses
Maximum Sales Load (as a percent of offering price)		6.00%
Redemption Fee on Shares Repurchased Within 90 Days of Purchase (as a percent of proceeds)		2.00%
Wire Transfer Fee		$15
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees		1.50%
Other Expenses		2.06%
Shareholder Servicing Expenses	0.25%
All Non-Shareholder Servicing Other Expenses(1)	1.81%
Acquired Fund Fees and Expenses(1, 2)		0.14%
Total Annual Expenses		3.70%
Fee Waiver and Reimbursement(3)		(1.06)%
Total Annual Expenses (after fee waiver and reimbursement)		2.64%

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(1)	Estimated for current fiscal year.

(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in Investment Funds that are investment companies, including registered investment companies and certain Private Funds such as hedge funds and private equity funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights, when issued, because the financial statements, when issued, include only the direct operating expenses incurred by the Fund. Acquired Fund Fees and Expenses would be higher if similar fees and expenses of all Investment Funds were included in this calculation.

(3)	The Adviser and the Fund have entered into the Expense Limitation Agreement, under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering and organizational expenses but excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses such as litigation), to the extent that they exceed the 2.50% Expense Limitation. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed. Any waiver or reimbursement of fees by the Adviser is subject to repayment by the Fund within three years of such waiver or reimbursement; provided, however, that (i) the Fund is able to make such repayment without exceeding the expense limitation in place at the time the fees being repaid were waived or the Fund’s current expense limitation, whichever is lower and (ii) such repayment is approved by the Board. The Expense Limitation Agreement will remain in effect for at least one year from the effective date of the Prospectus, unless and until the Board approves its modification or termination. The Expense Limitation Agreement may be terminated only by the Fund’s Board on 60 days written notice to the Adviser. After the initial one-year term, the Expense Limitation Agreement may be renewed at the Adviser’s and the Board’s discretion. See “Management of the Fund.”

The Summary of Expenses Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table assumes that the Fund issues shares in an amount equal to $265,000,000. You may qualify for sales charge discounts on purchases of shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Plan of Distribution” of this prospectus.

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return:

Example	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$85	$157	$231	$425

Shareholders who choose to participate in repurchase offers by the Fund will not incur a repurchase fee although they may incur a redemption fee if shares are redeemed within 90 days of purchase. Additionally, if shareholders request repurchase proceeds be paid by wire transfer, such shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by GFS, currently $15. The Fund also will pay organizational and offering costs in connection with the initial offering of the shares estimated to be $73,173 and $378,599, which are subject to the Expense Limitation. These organizational expenses are recorded as incurred and offering expenses will be amortized over the first twelve months of the Fund’s operations. The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

FINANCIAL HIGHLIGHTS

Because the Fund is newly formed and has no performance history as of the date of this prospectus, a financial highlights table for the Fund has not been included in this prospectus.

THE FUND

The Fund is a newly organized, continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund was organized as a Delaware statutory trust on August 28, 2013 and has no operating history. The Fund’s principal office is located at 11525 Park Woods Circle, Alpharetta, Georgia 30005-2422, and its telephone number is (678) 222-3100. The Fund’s investments will be managed by the Adviser.

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USE OF PROCEEDS

The net proceeds of the continuous offering of shares, after payment of the sales load will be invested in accordance with the Fund’s investment objective and policies (as stated below) as soon as practicable after receipt by the Fund. The Fund will pay organizational costs and its offering expenses incurred with respect to its initial and continuous offering. It is presently anticipated that the Fund will be able to fully invest the net proceeds according to its investment objective and policies within approximately three to four months after receipt of the proceeds, depending on the amount and timing of proceeds available to the Fund as well as the availability of securities consistent with the Fund's investment objective and strategies. Pending investment of the net proceeds in accordance with the Fund’s investment objective and policies, the Fund will invest in money market or short-term fixed-income mutual funds. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund’s assets would earn interest income at a modest rate.

INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES

Investment Objective and Policies

The Fund’s investment objective is to seek total return through a combination of long-term capital appreciation and income generation. The Fund will pursue its objective by investing in assets that the Adviser believes provide favorable long-term capital appreciation and risk-adjusted return potential, as well as in income-producing assets that the Adviser believes will provide consistent income generation and liquidity. Generally, endowment funds have both income-producing assets and assets selected for long-term capital appreciation, and must structure their asset allocation to achieve both these objectives. This allocation requires that the endowment seek to achieve a risk-adjusted return with lower volatility than other investment vehicles.

The Fund seeks to approximate the investment strategies and asset allocation policies of traditional endowment funds through a total mix of both liquid, traditional equity and fixed income investments and less liquid, alternative and non-traditional investments by allocating its portfolio to a variety of asset classes, including (i) U.S. and non-U.S. equity securities, (ii) real estate, (iii) energy and natural resources, (iv) commodities and precious metals, (v) absolute return investments as well as (vi) U.S. and non-U.S. fixed income securities. The Fund will gain exposure to these asset classes through its investments in: (1) U.S., foreign developed market or emerging market equity securities, including private equity investments, (2) real estate investments such as publicly-traded and non-traded REITs, real estate funds, real estate limited partnerships or direct holdings of real property, (3) MLPs, oil and gas funds and other energy and natural resource funds, (4) commodity investments such as commodity pools, commodity futures, commodity-linked structured notes, swap contracts and precious metal holdings, and (5) Absolute Return Funds. The Fund will also invest in U.S., foreign developed market and emerging market fixed income securities, including notes, bonds and asset-backed securities primarily for diversification and liquidity purposes.

The Fund may make investments in the preceding types of asset classes and securities through Investment Funds, including Private Funds. The term “privately offered pooled investment vehicles” or “Private Funds” as used through-out this Prospectus, refers to privately offered pooled investment vehicles, such as hedge funds, private equity funds, private managed futures funds or private commodity pools, private real estate funds and private oil and gas funds, that are issued in private placements to investors that meet certain suitability standards. In general, these interests are subject to underlying lock-ups, are not freely tradable and/or have substantial transfer restrictions and no active trading market, but have certain rights as to redemptions.

The Fund’s investments will be diversified across different asset classes, sectors and industries in an effort to increase return and lower volatility. Under normal circumstances, the Fund may:

•	Allocate up to 65% of its total assets to U.S. and non-U.S. equities. Equity securities in which the Fund may invest include, but are not limited to, common stock of all market capitalizations, convertible securities, rights and warrants, and depositary receipts (i.e., ADRs, EDRs, and GDRs).

•	Allocate up to 25% of its total assets to real estate investments. Subject to the overall 25% limit on investments in real estate, the Fund may invest up to 25% of its total assets in REITs and up to 25% of its total assets in direct real estate holdings. Direct real estate holdings are generally held through entities wholly-owned or controlled, directly or indirectly, by the Fund, including one or more entities that qualify as a REIT for federal income tax purposes (a “REIT Subsidiary”).

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•	Allocate up to 25% of its total assets to commodity investments and energy and natural resources investments. The Fund will not invest more than 25% of its assets in MLPs.

•	Allocate up to 25% of its total assets to absolute return investments, although the Fund will not invest more than 15% of its assets in Absolute Return Funds that are Private Investment Companies (typically hedge funds).

•	Allocate up to 30% of its total assets to fixed income securities. The fixed income securities in which the Fund may invest include but are not limited to, corporate bonds, mortgage-backed or asset-backed securities, convertible bonds, preferred stock, securities issued by the U.S. and foreign governments, including states and municipalities, or their agencies and instrumentalities, inflation-protected securities, as well as real estate collateralized debt, mezzanine debt, and distressed debt. Such fixed-income investments may be of any maturity, duration or quality, including those that are rated below investment grade (i.e., “junk bonds”). The Fund’s investments in fixed income securities will be primarily for diversification and liquidity purposes.

•	Allocate up to 65% of its total assets to non-U.S. investments, including up to 30% of its total assets in investments in emerging markets.

•	Invest up to 50% of its total assets in derivative instruments, subject to the provisions of the 1940 Act, such as options, futures contracts, forward futures contracts and options on futures contracts, for various portfolio management purposes, including, but not limited to, reducing transaction costs, increasing overall liquidity of the Fund, gaining exposure to certain asset classes and to mitigate risks.

•	Invest up to 100% of its total assets in Investment Funds. The Fund, however, will limit its investments in Investment Funds that are excepted from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”), solely by Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (“Private Investment Companies”) to no more than 15% of the Fund’s net assets. The Fund will limit its investments in all Private Funds to no more than 35% of its net assets. Generally, Investment Funds that invest predominantly in a particular asset class (or pursue an absolute return investment strategy) are considered an investment in that asset class for the purposes of the Fund’s allocation.

These allocation limits generally apply at the time of investment. Although the Adviser will seek to stay within these limits under normal circumstances, due to the illiquid nature of some of the Fund’s investments, the Adviser may not be able to do so in the event of market movements.

In applying these allocation limits, we also will take into account the requirement for qualifying to be taxed as a regulated investment company under the Code.

REIT Subsidiary. As noted above, the Fund may invest up to 25% of its total assets in one or more REIT Subsidiaries also managed by the Adviser which invests through wholly-owned special purpose companies in direct real estate properties. The Fund will consolidate any REIT Subsidiary for purposes of financial statements, leverage and concentration. Investment through a REIT Subsidiary involves risks, including the risk that failure of the REIT Subsidiary to qualify as a REIT will have adverse tax consequences on the REIT Subsidiary and may adversely affect the performance of the Fund, which are more fully described in “Principal Risks—REIT Subsidiary Risk” beginning on page 32 of this Prospectus.

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In order to qualify as a REIT, a REIT Subsidiary must satisfy a number of requirements on a continuing basis, including requirements regarding the composition of its assets, sources of its gross income, distributions and stockholder ownership. Among other things, the Code limits the ability of a REIT Subsidiary to sell properties held for less than two years, which may cause it to incur losses. Since certain activities, if performed by the REIT Subsidiary, may not be qualifying REIT activities under the Code, the REIT Subsidiary may form taxable REIT subsidiaries, as defined in the Code, to engage in such activities. Even if the REIT Subsidiary qualifies for taxation as a REIT, it may be subject to certain federal, state and local taxes on its income and assets, including taxes on any undistributed income, tax on income from some activities conducted as a result of a foreclosure, and state or local income, property and transfer taxes. If, for any taxable year, the REIT Subsidiary does not qualify as a REIT, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the REIT’s current and accumulated earnings and profits. Dividends payable by the REIT Subsidiary to the Fund and, in turn, by the Fund to shareholders generally are not qualified dividends eligible for the reduced rates of tax.

Cayman Subsidiaries. The Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Subsidiary also advised by the Adviser that will invest primarily in Investment Funds that invest in derivatives, including commodity and financial futures, commodity-linked structured notes, swap contracts and fixed-income securities that serve as collateral for its derivative positions, or in such instruments directly as well as in fixed-income securities that serve as collateral for its derivative positions, which may be used for hedging, speculation, or as substitutes for traditional securities. The Fund will consolidate the Cayman Subsidiary for purposes of financial statements, leverage and concentration. To qualify for the tax treatment available to regulated investment companies under the Code, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income.” Income derived from direct investments in commodities is not “qualifying income.”

The Fund may also use one or more Cayman Subsidiaries to invest in non-U.S. private equity investments, including direct investments in non-U.S. private equity as well as non-U.S. private equity funds, and non-U.S. oil and gas investments, including direct investments in non-U.S. oil and gas as well as non-U.S. oil and gas funds. The Fund may invest up to 25% of its total assets in one or more Cayman Subsidiaries that primarily invest in non-U.S. private equity investments and up to 25% of its total assets in one or more Cayman Subsidiaries that primarily invest in non-U.S. oil and gas investments.

Corporate Subsidiaries. U.S. private equity investments, including U.S. private equity funds, and U.S. private oil and gas investments, including U.S. private oil and gas funds, may be held through one or more Corporate Subsidiaries also advised by the Adviser. The Fund may invest up to 25% of its total assets in one or more Corporate Subsidiaries that primarily invest in U.S. private equity investments, including direct investments in U.S. private equity as well as U.S. private equity funds, and up to 25% of its total assets in one or more Corporate Subsidiaries that primarily invest in U.S. private oil and gas investments, including direct investments in U.S. oil and gas as well as U.S. private oil and gas funds. The Fund reserves the right to include non-U.S. investments in such Corporate Subsidiaries as well. Because any Corporate Subsidiary through which the Fund invests in private equity or private oil and gas funds is treated as a regular taxable corporation for U.S. federal income tax purposes, any Corporate Subsidiary will incur tax expenses. This is different than a typical registered investment company that qualifies for tax treatment available to regulated investment companies under the Code. The returns on investments held in Corporate Subsidiaries will be reduced by the taxes paid. In calculating its daily net asset value, the Fund will, among other things, account for any Corporate Subsidiary’s deferred tax liability and/or asset balances.

All Wholly-Owned Subsidiaries. The Fund will consolidate all of its Wholly-Owned Subsidiaries such as any REIT Subsidiary, Cayman Subsidiary or Corporate Subsidiary for purposes of financial statements, diversification, leverage and concentration. The Fund may invest up to 50% of its assets in Wholly-Owned Subsidiaries.

The SAI contains a list of other fundamental and non-fundamental investment policies of the Fund under the heading “Investment Objective and Policies.”

Leverage

The Fund may employ leverage, including borrowing from banks in an amount of up to 33% of the Fund’s assets (defined as net assets plus borrowing for investment purposes). The Fund is authorized to borrow money in connection with its investment activities, subject to the limits of the asset coverage requirement of the 1940 Act. The Fund also may borrow money to satisfy repurchase requests from Fund shareholders and to otherwise provide the Fund with temporary liquidity. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time indebtedness occurs. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness. In addition, certain Investment Funds may utilize leverage in their investment programs. Such leverage may take the form of loans for borrowed money, trading on margin or other forms of direct and indirect borrowings, or derivative instruments, including, among others, forward contracts, futures contracts, options, swaps and reverse repurchase agreements, and other instruments and transactions that are inherently leveraged.

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Temporary Investments

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy in attempts to respond to adverse market, economic, political or other conditions. During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. government, its agencies or instrumentalities. In these and other cases, the Fund may not achieve its investment objectives. The Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Adviser and the Fund’s portfolio manager are subjective.

Other Information Regarding Investment Strategy

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. It is anticipated that the Fund’s portfolio turnover rate will ordinarily be between 5% and 35%. The portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. See “Tax Status” in the SAI.

There is no assurance what portion, if any, of the Fund’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as qualified dividend income. See “U.S. Federal Income Tax Matters.”

Investment Allocation and Portfolio Construction

The Fund will pursue its investment objective by allocating its assets to build a broad portfolio consisting primarily of the six performance-oriented asset classes noted above: (1) U.S. and non-U.S. equity securities, including, (2) real estate investments, (3) commodity and precious metal investments, (4) energy and natural resource investments, (5) absolute return investments, and (6) U.S. and non-U.S. fixed income securities. The Fund will focus on maintaining a high level of diversification, utilizing multiple investment strategies for each asset class. The Fund will emphasize low expected performance correlation between these five asset classes and where possible, reduced correlation across strategies within an asset class. Allocation targets for each asset class will vary depending on then-current market conditions, but will generally remain within 5% and 20% of the Fund’s total portfolio although they may range up to the limits described above under “Investment Objectives and Policies.” The Fund intends for allocations to the five performance-oriented investment classes to exceed 10% in most circumstances.

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The Fund’s equity securities allocation will be based on the Adviser’s near- and long-term performance expectations of the securities. Primary factors influencing these expectations include: (1) current market valuations, (2) earnings expectations, (3) current and expected interest rates and (4) inflation expectations. In making its equity securities allocation decisions, the Adviser will consider the relative opportunities of equity securities compared to other investment classes, and will adjust its allocation to equity securities generally and within sub-categories of equity securities, such as U.S., developed non-U.S., and emerging market equity securities. Absolute and relative valuations throughout global equity markets will affect the aggregate equity securities allocation as well as allocations to specific sub-sectors and strategies. Specific equity strategies and allocation targets will be determined based on expectations regarding future market segments, management strength, and expected diversification benefits. The Fund may also enter into short sales on equity securities that the Fund’s Adviser expects to underperform. Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at or prior to the time of replacement. Short sales may be done for investment or hedging purposes.

The Fund’s real estate allocation will be dependent on current valuations of real estate and the availability of particular real estate investment programs to provide the Fund with exposure to real estate with desired characteristics. The Adviser will evaluate real estate investment programs based on their ability to generate attractive returns and their relative risk/return profile.

The commodities and precious metals allocation will be influenced by various factors such as global growth projections, expected global demand across sectors, secular pricing trends, access to specific commodities and precious metals, and availability of desirable investment vehicles. Expectations of rising prices and an acceptable means of investment are both key factors in increasing or decreasing allocations to this sector. A pure play (ownership of companies that are active within particular natural resource sectors) to commodities may also be used to secure exposure.

The Fund’s energy and natural resources allocation will target diverse sub-segments of energy and natural resources through various investment vehicles. It is expected that both tradable and non-tradable investment opportunities will be pursued as part of the overall strategy of securing exposure to multiple segments while also seeking to take advantage of characteristics of different investment structures. Factors such as long-term energy trends, and expected pricing movements of particular energy forms and natural resources will considered along with the desirability of specific investment vehicles.

The Fund’s absolute return investments allocation will be added with an emphasis on reducing overall portfolio volatility through lower cross correlation with other portfolio holdings, and secondarily, lower cross-correlation amongst the individual investments and investment vehicles. It is expected that a variety of strategic approaches will be targeted for investment.

The Fund’s fixed income securities allocation will be based on the Adviser’s expectations regarding future interest rates. Because fixed income provides unique diversification benefits and is fully liquid, allocations to fixed income securities may be used to satisfy the Fund’s liquidity requirements. See “Quarterly Repurchases of Shares.” The relative attractiveness of equity and fixed income securities will influence the Fund’s allocation to the remaining investment classes.

Initially, the Fund expects to make little, if any direct investments in real estate or private equity, private equity funds or energy and natural resources private partnerships until such time that the Adviser believes that Fund assets are of a sufficient size to support such investments. The Adviser anticipates considering such investments as Fund assets grow to a level where attractive opportunities become available. Accordingly, most, if not all, of the exposure that the Fund will initially have to real estate, private equity and energy is expected to be principally through investments in publicly traded real estate investment trusts (“REITs”), registered investment companies, MLPs and energy securities.

Portfolio Investments

The Fund may invest in the following types of securities, subject to certain limitations as set forth below. The Fund is under no obligation to invest in any of these securities.

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Equity Investments

U.S. Equities. The Fund’s investments in U.S. equities will consist primarily of investments in publicly-traded equity securities issued by U.S. companies. These securities typically trade on the New York Stock Exchange (the “NYSE”), the American Stock Exchange or the NASDAQ Stock Market, although they may trade on other exchanges and markets as well. These investments may also include Investment Funds whose portfolios consist of securities issued by U.S. companies.

Foreign Developed Market Equities. The Fund’s investments in foreign developed market equities will consist primarily of publicly-traded equity securities issued by non-U.S. companies that are domiciled in industrialized countries with growth rates and economic activity similar to the U.S. These investments may include ADRs of non-U.S. companies, which are receipts for the shares of non-U.S. companies held in trust by U.S. banks and entitling the shareholders to all distributions and capital gains. ADRs are available for hundreds of stocks from numerous countries and are traded on U.S. exchanges. These investments may also include Investment Funds whose portfolios consist of securities issued by non-U.S. companies.

Emerging Market Equities. The Fund’s investments in emerging market equities will consist of publicly-traded equity securities issued by non-U.S. companies in “emerging markets,” or those countries that are experiencing higher growth rates that are expected to continue for the foreseeable future and whose economies are becoming industrialized. To achieve an appropriate level of diversification, the Fund may employ several international equity asset managers, each of which may focus on a particular country or region of the world. These investments may also include ADRs and Investment Funds whose portfolios consist of securities issued by non-U.S. companies.

Private Equity Investments. The Fund’s investments in private equity will consist primarily of interests in private equity funds, however, the Fund may also make investments in private companies directly. Private equity investing provides funds to private companies, i.e., companies that are not listed on a stock exchange. Because these companies’ securities are not publicly traded, they are illiquid and therefore may be difficult to sell should the private equity fund seek to sell them prior to a scheduled liquidity event. Types of private equity funds are venture capital funds, which invest in the early stages of a company’s operations during its “start-up” phase, growth equity funds, which invest in existing companies with proven business models, good customer bases, and positive cash flow generation or profits, buyout funds, which invest in established companies requiring capital to restructure or facilitate a change in ownership, and distressed investing funds, which specialize in purchasing the debt or equity of troubled companies that may have defaulted or are on the brink of defaulting. The Fund may invest in any of these types of private equity funds. The Fund may acquire its private equity investments through Cayman Subsidiaries or Corporate Subsidiaries.

Real Estate Investments

REITs and Real Estate Funds. The Fund’s investments in REITs and real estate funds will consist of securities that qualify as REITs for U.S. federal income tax purposes. The Fund may invest in both REITs that are listed on a national securities exchange (“Listed REITs”) and REITs that are not listed on a national securities exchange (“Non-Listed REITs”). The Fund will use both macro and micro criteria in its evaluation of Listed REITs. Macro criteria include the relative attractiveness of Listed REITs to the broader market, the impact of the debt capital markets and the supply and demand of commercial real estate overall and the Listed REIT’s specific property types. The micro criteria include the attractiveness of the targeted property type for the REIT, the quality and historical success of management, relative multiples and analysis of the REIT’s yield, whether the Listed REIT is trading at a discount or premium to its NAV and other factors. The Fund will use management and operational analysis in its evaluation of Non-Listed REITs. The management analysis will include evaluating the strength of the Non-Listed REIT’s sponsor and its management team. The operational analysis will include a review of the investment merits of each property type, stability of income, distribution yield and distribution coverage.

Real Estate Limited Partnerships. The Fund may invest in real estate limited partnership interests. These partnership interests are typically securities issued in private placements, meaning that the securities are not registered with the SEC or traded on a national securities exchange, and are only sold to investors meeting certain income or net worth requirements. These partnerships offer the opportunity to generate attractive returns but without the liquidity or required distributions offered by REITs. These partnerships may include a single property or multiple properties as their assets.

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Direct Holdings of Real Property. The Fund may make direct investments in all types of commercial real properties, including retail, industrial and office properties. These investments may be, but need not be required to be, made through the REIT Subsidiary. The Fund will seek to acquire properties that will produce attractive returns and potential income with the potential for appreciation in value upon the disposition of a property. The Fund will acquire its properties through entities owned or controlled directly or indirectly by the Fund, including one or more entities that qualify as a REIT for federal income tax purposes such as the REIT Subsidiary.

Commodities, Energy and Natural Resources

Commodity Investments. The Fund will gain exposure to the commodity sectors by investing in (1) the securities of companies that have a major portion of their operations in the exploration, recovery, production and processing of commodities (“Commodity Issuers”) and (2) commodity-linked derivative instruments, such as swap agreements, commodity futures, commodity-based exchange-traded funds, commodity-linked structured notes and swaps on commodity futures (collectively, the “ Commodity Instruments”), either by investing directly in those Commodity Instruments, or indirectly by investing in the Cayman Subsidiary (as described below) that invests in those Instruments. The Fund may invest in Commodity Issuers and Commodity Instruments listed on U.S. or non-U.S. exchanges, some of which could be denominated in currencies other than the U.S. dollar. The Fund’s investment in the Commodity Issuers and Commodity Instruments provides the Fund with exposure to the investment returns of the commodity sectors without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals and agricultural products. There is no maximum or minimum exposure to any one Commodity Instrument or any one commodity sector.

Precious Metals. The Fund’s precious metals investments will include investments in companies that are involved in the mining of or exploration for precious and rare metals and minerals, including gold, silver, platinum and diamonds, as well as nickel, copper, zinc or other base or common metals or minerals. The Fund may also make direct investments in both precious and base metals or minerals, or may make such investments through Investment Funds whose portfolios consist of direct investments in such metals or minerals, futures contracts on such metals or related options or securities issued by companies involved in the mining of or exploration of metals and minerals.

Energy and Natural Resources Investments. The Fund may invest in multiple energy asset classes, including in publicly-traded securities issued by companies engaged in the exploration, mining, development, fabrication, processing, marketing or distribution of natural resources in the energy sector, including investments in oil and gas. These investments may take the form of long/short equities trading, commodities investments and precious metal investments as described above, MLPs and Investment Funds investing in oil, gas and other energy and natural resources. The Fund may acquire Investment Funds investing in oil, gas and other energy and natural resources through Cayman Subsidiaries or Corporate Subsidiaries.

Master Limited Partnerships. The Fund may invest in MLPs directly and may invest indirectly by investing in Investment Funds that invest in MLPs. MLPs are entities that are structured as limited partnerships or as limited liability companies treated as partnerships. The units for these entities are listed and traded on a U.S. securities exchange. To avoid taxation as a corporation,, the entity must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. Limited partnerships have two classes of interests – general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the limited partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership's operations and management.

MLPs organized as limited partnerships generally have two classes of limited partner interests – common units and subordinated units. The general partner of the MLP is typically owned by an energy company, an investment fund, the direct management of the limited partnership or is an entity owned by one or more of such parties. The general partner interest may be held by either a private or publicly traded corporation or other entity. In many cases, the general partner owns common units, subordinated units and incentive distribution rights (“IDRs”), in addition to its general partner interest in the MLP.

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MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. Whenever a distribution is paid either to common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of IDRs (usually the general partner) are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the IDRs can reach a tier where the holder receives 48% of every incremental dollar paid to partners. These IDRs encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the master limited partnership.

Absolute Return Investments

Managed Futures. Managed futures funds are managed by professional money managers known as “commodity trading advisors” that are registered with the CFTC. They generally managed their clients’ assets using a proprietary trading system or a discretionary method that may involve going long or short in futures contracts in a variety of commodities. The Fund may allocate a portion of its assets in a managed futures funds with a single or multiple commodity trading advisors.

Hedge Funds. Hedge funds are Private Funds usually structured as private partnerships that investment managers organize and manage. These funds pursue very diverse strategies and are distinguished from other pooled investment products primarily by their availability to a limited number of select investors, by agreements that lock up the investors’ capital for fixed periods, and by their managers’ performance-based compensation. They may also be distinguished by their use of strategies beyond the scope of most mutual funds. Examples of specialized hedge fund strategies include, but are not limited to equity market neutral, which seeks to purchase and sell equity securities in an attempt to isolate risk to the relative value of one security or basket of securities, convertible arbitrage, which involves the purchase of convertible debt or preferred equity investment concurrent with the short sale of, or a short on an over-the-counter derivative position in the common stock of the issuer of such debt, volatility arbitrage, which entails the use of derivative instruments and can be used on both a stand-alone basis or as a hedging strategy in conjunction with other investment strategies, or fixed income or credit arbitrage, which is designed to identify and exploit anomalous spreads in the prices of functionally equivalent or substitutable securities. The Fund may invest in any of these types of hedge funds.

Fixed Income Investments

U.S. Bonds. The Fund’s investments in U.S. bonds will include bonds, notes and debentures issued by publicly-traded and private corporations, debt securities issued by the U.S. government or agency thereof, or debt securities issued by a municipality. The Fund will utilize its investments in U.S. bonds for income, defensive portfolio measures or to maintain liquidity. These investments may also include Investment Funds, whose portfolios consist of U.S. bonds.

Foreign Developed Market Bonds. The Fund’s investments in foreign developed market bonds will include bonds, notes and debentures issued by non-U.S. publicly-traded and private corporations, debt securities issued by a non-U.S. government or agency thereof, or debt securities issued by a non-U.S. municipality. The Fund will utilize its investments in foreign developed market bonds for income, defensive portfolio measures or to maintain liquidity. The issuers of these bonds will be domiciled in industrialized countries with growth rates and economic activity similar to the U.S. These investments may also include Investment Funds whose portfolios consist of foreign developed market bonds.

Emerging Market Bonds. The Fund’s investments in emerging markets bonds will include bonds, notes and debentures in which the issuer is domiciled in an “emerging market.” These bonds, notes and debentures will be issued by non-U.S. publicly-traded and private corporations, debt securities issued by a non-U.S. government or agency thereof, or debt securities issued by a non-U.S. municipality. The Fund will utilize its investments in emerging market bonds for capital appreciation. These investments may also include Investment Funds whose portfolios consist of emerging market bonds.

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Real Estate Collateralized Debt. The Fund’s real estate collateralized debt investments will include investments in REITs and other real estate investment vehicles that hold commercial mortgage-backed securities (“CMBS”), or collateralized debt obligations (“CDOs”). CMBS are securities that evidence interests in, or are secured by, a single commercial mortgage loan or a partial or entire pool of commercial mortgage loans. CMBS can be structured as pass-through securities or securities in which cash flows are distributed to multiple classes of securities following a predetermined distribution waterfall, giving priority to selected classes and subordinating other classes. CDOs are multiple class debt securities, or bonds, secured by pools of assets, such as CMBS or mezzanine loans. CDOs may direct all interest payments to one class of security (called an interest only security) and all principal payments, including pre-paid principal, to another class of security. CDOs are typically issued in multiple tranches with varying risk/reward attributes in which some classes are subordinate to others in priority of payment. Both CMBS and CDOs are subject to all of the same risks as the underlying real estate assets.

Mezzanine Debt. The Fund’s mezzanine debt investments will include loans that generally take the form of a subordinated loan secured by a pledge on the ownership interests of an entity that owns commercial real estate, and generally finance the acquisition, refinancing, rehabilitation or construction of commercial real estate. These loans are subordinate to both first and subordinated mortgage loans, as described below, and thereby have more limited rights in the event of a default by virtue of their position in a borrower’s capital structure. This position, however, provides the potential for superior risk-adjusted returns during the term of the loan and at payoff. The Fund’s mezzanine loans may be either short-term (one-to-five year) or long-term (up to 10-year) and may be fixed or floating rate.

Distressed Debt. The Fund’s investments in distressed debt will include investing in the debt of companies experiencing significant financial or operational difficulties that often lead to exchange offers, workouts, financial restructuring, reorganization or special credit event-related situations. These securities generally trade at significant discounts to par value because of these difficulties and because certain classes of investors are precluded, based on their investment mandates, from holding low-credit instruments.

Convertible Debt. The Fund’s investments in convertible debt will include the purchases of convertible debt or preferred equity investments (an instrument that is effectively a bond or has a fixed obligation of repayment with an embedded equity option, non-detachable warrants or an equity-linked or equity-indexed note). Investment returns are driven by a combination of an attractive coupon or dividend yield, interest on the short position and the level of the underlying stock’s volatility (which direct affects the option value of the security’s conversion feature).

Investment Funds

Exchange Traded Funds (“ETFs”). The Fund may invest its assets in ETFs that invest primarily in the securities and asset classes discussed above subject to the Fund’s investment restrictions. ETFs are typically passive funds that track their related index and have the flexibility of trading like a security. ETFs are usually structured as trusts and are managed by professionals and provide the investor with diversification, cost and tax efficiency and liquidity. ETF investors have the ability to take long and short positions in ETFs and buy them on margin. ETFs are also useful for hedging purposes, and some provide quarterly dividends. Additionally, some ETFs are structured as unit investment trusts, which are funds that are not actively managed; instead, these funds hold a fixed portfolio of securities or assets and are overseen by trustees. These types of ETFs are usually registered under the 1940 Act. Some ETFs, however, may be grantor trusts which are not typically registered under the 1940 Act. An ETF typically holds a portfolio of securities or contracts designed to track a particular market segment or index. Some examples of ETFs are Rydex SharesTM, ProShares®, SPDRs®, streetTRACKS, DIAMONDSSM and iShares®.

ETFs generally have two markets. The primary market consists of institutions that exchange a basket of securities plus cash in the form of dividends in exchange for shares of the ETF. The baskets, or units, are frequently large; a typical unit is equivalent to 50,000 ETF shares. The secondary market consists of an organized exchange such as a national securities exchange in which individuals may trade shares, often as little as a single share, during normal trading hours. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. Usually the trading price is close to the ETF’s NAV because ETFs permit certain financial institutions, called “authorized participants,” to deposit and redeem shares in-kind rather than in cash, to avoid an arbitrage opportunity. This is different from open-ended mutual funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with open-end and closed-end funds.

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Investments in ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. ETFs also are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest exclusively in stocks and bonds. You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund's direct fees and expenses. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, adversely affecting the Fund's performance.

Closed-End Funds. The Fund may invest its assets in “closed-end” investment companies (or “closed-end funds”) that invest primarily in the securities and asset classes discussed above, subject to the Fund's investment restrictions. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. These closed-end funds then use the proceeds from the initial public offering to purchase securities or other assets.

Such securities are listed for trading on the NYSE, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company, investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

Open-End Funds (mutual funds). Open-end funds, unlike closed-end funds, can issue and redeem shares as necessary; when investors wish to invest, the fund issues new shares in exchange for cash. When existing investors wish to redeem shares, the fund repurchases these shares and pays the investors cash. The Fund may invest in investment companies such as open-end funds that invest primarily in the securities and asset classes discussed above, subject to the Fund's investment restrictions.

Private Funds. The term “privately offered pooled investment vehicles” or “Private Funds” as used through-out this Prospectus, refers to privately offered pooled investment vehicles, such as hedge funds, private equity funds, private managed futures funds or private commodity pools, private real estate funds and private oil and gas funds, that are issued in private placements to investors that meet certain suitability standards. In general, these interests are subject to underlying lock-ups, are not freely tradable and/or have substantial transfer restrictions and no active trading market, but may have certain rights as to redemption. The Fund may invest in Private Funds that invest primarily in the securities and asset classes discussed above, including those that pursue absolute return investment strategies, subject to the Fund’s investment restrictions. The Fund will limit its investments in Private Funds that are excepted from the definition of “investment company” under the 1940 Act solely by Section 3(c)(1) or Section 3(c)(7) of the 1940 Act to no more than 15% of the Fund’s total assets. The Fund will limit its investments in all Private Funds to no more than 35% of its total assets. The Fund’s wholly-owned subsidiaries, such as the REIT Subsidiary, Cayman Subsidiaries and Corporate Subsidiaries are not considered Private Funds for purposes of this limitation. Rather, the Fund will look through these entities and to their underlying holdings for purposes of compliance with this limit.

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RISK FACTORS

An investment in the Fund’s shares is subject to various risks to which it is subject either directly or through its investments in Investment Funds. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund. Before investing in the Fund you should consider carefully the following risks. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors before deciding whether to invest in the Fund.

•      Market Risk. An investment in the Fund is generally subject to market risk, including the possible loss of the entire principal amount invested. An investment in the Fund represents an indirect investment in the securities owned by the Fund. Like all financial instruments, the value of these securities may move up or down, sometimes rapidly and unpredictably. The value of your investment in the Fund at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

•      Equity Securities Risk. When the Fund invests in equity securities, the Fund’s investments in those securities are subject to price fluctuations based on a number of reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market and broader domestic and international political and economic events. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular equity security held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. In addition, equity securities prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The prices of common equity securities are also sensitive to the market risks described above. Common equity securities in which the Fund may invest are structurally subordinated to preferred equity securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers. In addition, dividends on common equity securities which the Fund may hold are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the common equity securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

•      Real Estate Securities Risks. The Fund may invest in publicly-traded and non-traded REITs or Private Funds that hold real estate as well invest in real estate directly through entities owned or controlled directly or indirectly by the Fund, including one or more entities that qualify as a REIT for federal income tax purposes, such as the REIT Subsidiary. As a result, its portfolio may be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies investing in real estate is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company's operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

There are also special risks associated with particular sectors, or real estate operations generally, as described below:

•	Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

•	Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

•	Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

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•	Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

•	Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

•	Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

•	Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

Other factors may contribute to the risk of real estate investments:

•	Development Issues. Certain real estate companies may engage in the development or construction of real estate properties. These companies in which the Fund invests (“portfolio companies”) are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

•	Lack of Insurance. Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Fund’s investment performance.

•	Dependence on Tenants. The value of the Fund’s portfolio companies’ properties and the ability to make distributions to their shareholders depend upon the ability of the tenants at their properties to generate enough income in excess of their operating expenses to make their lease payments. Changes beyond the control of our portfolio companies may adversely affect their tenants’ ability to make their lease payments and, in such event, would substantially reduce both their income from operations and ability to make distributions to our portfolio companies and, consequently, the Fund.

•	Financial Leverage. Real estate companies may be highly leveraged and financial covenants may affect the ability of real estate companies to operate effectively.

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•	Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

•	Financing Issues. Financial institutions in which the Fund may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution's control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution's ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution's funds, and can fluctuate significantly when interest rates change.

•	Current Conditions. The decline in the broader credit markets in recent months related to the sub-prime mortgage dislocation has caused the global financial markets to become more volatile and the United States homebuilding market has been dramatically impacted as a result. The confluence of the dislocation in the real estate credit markets with the broad based stress in the United States real estate industry could create a difficult operating environment for owners of real estate in the near term and investors should be aware that the general risks of investing in real estate may be magnified.

•     REIT Risk. Investments in REITs will subject the Fund to various risks. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund's yield on that investment. REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See “U.S. Federal Income Tax Matters.” The Fund's investments in REITs may include an additional risk to shareholders. Some or all of a REIT's annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund's basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund's basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Fund distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their shares of the Fund, but not below zero. To the extent the distribution exceeds a shareholder's basis in the Fund's shares, such shareholder will generally recognize a capital gain. The Fund does not have any investment restrictions with respect to investments in REITs

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•            Commodities Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil-importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Commodity-linked investments are often offered by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Fund’s share value to fluctuate. Although investments in commodities typically move in different directions than traditional equity and debt securities, when the value of those traditional securities is declining due to adverse economic conditions, there is no guarantee that these investments will perform in that manner, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities.

•           Derivatives Risk.  The Fund and certain Investment Funds may invest their assets in derivatives, such as futures, forwards and options contracts. The use of such derivatives may expose the Fund or Investment Fund to additional risks that it would not be subject to if it invested directly in the securities and commodities underlying those derivatives. The use of derivatives by Fund or the Investment Funds could subject the Fund to regulation by the CFTC as a commodity pool requiring compliance with certain CFTC rules. The risks associated with the Fund and Investment Funds' use of futures and options contracts include:

o	Experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

o	There may be an imperfect correlation between the changes in market value of the securities held and the prices of futures and options on futures.

o	Although futures contracts are generally liquid instruments, under certain market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund or Investment Fund may be unable to close out its futures contracts at a time which is advantageous.

o	Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

o	Because option premiums paid or received by the Fund or Investment Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

•            Futures and Options Risk. The Fund or certain Investment Funds may trade in futures contracts (and options on futures). Futures positions may be illiquid because, for example, most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Futures contract prices on various commodities or financial instruments occasionally have moved the daily limit for several consecutive days with little or no trading. Similar occurrences could prevent the Fund or an Investment Fund from promptly liquidating unfavorable positions and subject the Fund or Investment Fund to substantial losses. In addition, the Fund or an Investment Fund may not be able to execute futures contract trades at favorable prices if trading volume in such contracts is low. It is also possible that an exchange or a regulator (such as the CFTC) may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract or order that trading in a particular contract be conducted for liquidation only. In addition, the CTFC and various exchanges impose speculative position limits on the number of positions that may be held in particular commodities. Trading in commodity futures contracts and options are highly specialized activities that may entail greater than ordinary investment or trading risks. When options are purchased over the counter, the Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.

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•           Short Sale Risk.  The Fund and some Investment Funds may sell securities short. Such Investment Funds will incur a loss as a result of a short sale position if the price of the security sold short increases between the date of the short position sale and the date on which the Investment Fund purchases an offsetting position. The Investment Fund will incur borrowing and dividend expense on securities sold short. Positions in shorted securities are speculative and more risky than “long” positions (purchases) because the cost of the replacement security is unknown. Therefore, the potential loss on an uncovered short sale is unlimited, whereas the potential loss on long positions is limited to the original purchase price. In contrast to the Investment Fund’s long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the Investment Fund’s short positions is unlimited; however, the Investment Fund will be in compliance with Section 18(f) of the 1940 Act, to ensure that an Investment Fund shareholder will not lose more than the amount invested in the Investment Fund. The Investment Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Investment Fund’s overall potential for loss. Market factors may prevent the Investment Fund from closing out a short position at the most desirable time or at a favorable price.

•           Master Limited Partnerships and Energy Sector Risks. The Fund may invest in MLPs directly and may invest indirectly by investing in Investment Funds that invest in MLPs. The underlying MLPs will be focused in the energy sector. An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. Additional risks include the following: A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of MLPs. To maintain or grow their revenues, these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of MLPs may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. Various governmental authorities have the power to enforce compliance with regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of MLPs. MLPs are also subject to risks that are specific to the industry they serve. MLPs that provide crude oil, refined product, natural gas liquids and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, such an MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, as compared to an MLP that is not taxed as a corporation, likely causing a reduction in the value of Fund shares.

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•           Tax Risk. The Fund faces the risk that it could fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code, and the risk of changes in tax laws or regulations, or interpretations thereof, which could adversely affect the Fund. The federal, state, local and foreign tax consequences of an investment in Fund shares will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisors regarding the specific tax consequences that may affect such investors.

•          Fixed Income Securities Risk.   When the Fund invests in fixed income securities, directly or through Investment Funds, the value of the Fund’s investment may fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

•          Credit Risk.  There is a risk that debt issuers will not make payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

•          High Yield Securities Risk.  Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal. If that happens, the value of the bond may decrease, the Fund’s share price may decrease and its income may be reduced. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. Such securities also may include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund’s share price. Investments in high yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

•            Convertible Securities Risk.   Convertible securities are hybrid securities that have characteristics of both bonds and common stock and are subject to risks associated with both debt securities and equity securities. Convertible securities are similar to fixed-income securities because they usually pay a fixed interest rate (or dividend) and are obligated to repay principal on a given date in the future. The market value of convertible securities tends to decline as interest rates increase and tends to increase as interest rates decline. Convertible securities have characteristics of a fixed-income security and are particularly sensitive to changes in interest rates when their conversion value is lower than the value of the bond or preferred share. Convertible securities also are subject to credit risk, which is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Fixed-income and preferred securities also may be subject to prepayment or redemption risk. If a convertible security held by the Fund or an Investment Fund is called for redemption, the Fund or Investment Fund will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash or sell it to a third party at a time that may be unfavorable to the Fund or Investment Fund. In addition, the Fund and certain Investment Funds may invest in convertible securities rated less than investment grade that are sometimes referred to as high yield or “junk bonds.” These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality securities. Such securities also may be subject to resale restrictions. The lack of a liquid market for these securities could decrease the Fund’s share price. Convertible securities have characteristics similar to common stock especially when their conversion value is the same as the value of the bond or preferred share. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

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•           Preferred Securities Risk. Preferred securities represent equity interests in a company that generally entitle the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments. Preferred securities are subject to issuer specific and market risks applicable generally to equity securities and are sensitive to changes in the issuer’s credit worthiness and to changes in interest rates, and may decline in value if interest rise. In addition, preferred securities often have features that can adversely affect their returns, including the following:

o	Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer;

o	Preferred securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity;

o	An issuer may be able to exercise an option to redeem its preferred securities at par earlier than scheduled; and

o	Certain preferred securities, for example, have redemption features that are triggered by changes in U.S. federal income tax or securities laws.

•            Medium and Small Capitalization Company Risk.  The Fund and certain Investment Funds may invest in medium or small capitalization companies which may be newly formed or have limited product lines, distribution channels, and financial or managerial resources. Small capitalization companies are companies with market capitalizations generally less than $5 billion. Medium capitalization companies are companies with market capitalizations generally between $5 billion and $20 billion The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. This may cause the Fund’s NAV to be more volatile when compared to investment companies that focus only on large capitalization companies. Generally, securities of medium and small capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth, and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund or Investment Funds may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

•           Foreign Investment Risk.  Foreign securities may be issued and traded in foreign currencies. As a result, changes in exchange rates between foreign currencies may affect their values in U.S. dollar terms. For example, if the value of the U.S. dollar goes up, compared to a foreign currency, a loan payable in that foreign currency will go down in value because it will be worth fewer U.S. dollars. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. The Fund and certain Investment Funds may employ hedging techniques to minimize these risks, but there can be no assurance that the Fund or Investment Funds will, in fact, hedge currency risk or, that if the Fund or an Investment Fund does, such strategies will be effective. The political, economic, and social structure of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. A government may take over assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for us to vote proxies, exercise stockholder rights, and pursue legal remedies with respect to foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of our investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and to take into account with respect to the Fund’s investments in foreign securities. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the United States. The procedures and rules governing foreign transactions and custody (holding of the Fund’s assets) may involve delays in payment, delivery or recovery of money or investments. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies, and some countries may lack uniform accounting and auditing standards. Thus, there may be less information publicly available about foreign companies than about most U.S. companies. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices. Dividend and interest income from foreign securities may be subject to withholding taxes by the country in which the issuer is located, and the Fund may not be able to pass through to its shareholders foreign tax credits or deductions with respect to these taxes.

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•           Emerging Market Risk. The Fund may invest a portion of its assets in countries with newly organized or less developed securities markets directly or indirectly through its investments in Investment Funds. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging market countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund's or Investment Fund’s value or prevent the Fund or Investment Fund from being able to meet cash obligations or take advantage of other investment opportunities.

•           Restricted and Illiquid Investments Risk.  The Fund’s and certain Investment Fund’s investments are also subject to liquidity risk. Liquidity risk exists when particular investments of the Fund or Investment Fund would be difficult to purchase or sell, possibly preventing the Fund or Investment Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund or Investment Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Investment Funds with principal investment strategies that involve securities of non-traded REITs, companies with smaller market capitalizations, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

•            Non-Diversification Risk.  The Fund is classified as a non-diversified management investment company under the 1940 Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a diversified management investment company. The value of a specific security can perform differently from the market as a whole for reasons related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s properties and services. Accordingly, the Fund may be subject to greater risk, because the Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company because as a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.

•           Leverage Risk.  The use of leverage, such as borrowing money to purchase securities, by the Fund or certain Investment Funds will magnify the Fund’s or Investment Fund’s gains or losses. The use of leverage via short selling and short positions in futures contracts will also magnify the Fund’s or Investment Fund’s gains or losses. The use of leverage by the Fund or the Investment Funds can substantially increase the adverse impact of risks to which an investment in the Fund may be subject. Generally, the use of leverage also will cause the Fund or Investment Fund to have higher expenses (especially interest and/or short selling-related dividend expenses) than those of funds that do not use such techniques. Trading securities on margin results in interest charges and, depending on the amount of trading activity, such charges could be substantial. The level of interest rates generally, and the rates at which the Fund and the Investment Funds can borrow in particular, can affect the operating results of the Fund. The low margin deposits normally required in futures and forward trading permit a high degree of leverage; accordingly, a relatively small price movement in a futures contract can result in immediate and substantial losses to the investor. Such a high degree of leverage necessarily entails a high degree of risk. In addition, a lender to the Fund or Investment Fund may terminate or refuse to renew any credit facility. If the Fund or Investment Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns of the Fund.

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•            REIT Subsidiary Risk. By investing in the REIT Subsidiary, the Fund is indirectly exposed to risks associated with the REIT Subsidiary’s direct investments in real estate. Because the REIT Subsidiary is not registered under the 1940 Act, the Fund, as an investor in the REIT Subsidiary, will not have the protections offered to investors in registered investment companies. Changes in the laws of the United States, under which the Fund and the REIT Subsidiary are organized, including the regulations under the Code, could result in the inability of the Fund and/or the REIT Subsidiary to operate as described in this Prospectus and the SAI and could negatively affect the Fund and it shareholders. There can be no assurance that the REIT Subsidiary’s qualification as a REIT for federal income tax purposes can be continued. If the REIT Subsidiary fails to so qualify, it will be subject to tax, including any applicable alternative minimum tax, on its taxable income at regular corporate rates.

•            Cayman Subsidiary Risk. The Cayman Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this prospectus, will not be subject to all of the investor protections of the 1940 Act. The Fund, by investing in the Cayman Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund wholly owns and controls the Cayman Subsidiary. The Fund and Cayman Subsidiary are both managed by the Adviser, making it unlikely that the Cayman Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Fund's Board has oversight responsibility for the investment activities of the Fund, including its investment in the Cayman Subsidiary, and the Fund's role as the sole shareholder of the Cayman Subsidiary. Also, the Adviser, in managing the Cayman Subsidiary's portfolio, will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund, viewing the Cayman Subsidiary and the Fund on a consolidated basis. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Cayman Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Cayman Subsidiary to operate as described in this prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Cayman Subsidiary. If Cayman Islands law changes such that the Cayman Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. By investing in commodities indirectly through the Cayman Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Cayman Subsidiary is a controlled foreign corporation, any income received from its investments in the commodities will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains. Additionally, the Internal Revenue Service (“IRS”) has issued a number of private letter rulings to other investment companies (unrelated to the Fund), which indicate that certain income from a fund’s investment in a wholly-owned foreign subsidiary will constitute “qualifying income” for purposes of Subchapter M of the Code.  However, the IRS has suspended issuance of any further letters pending a review of its position.  If the IRS were to change its position with respect to the conclusions reached in these private letter rulings (which change in position might be applied to the Fund retroactively), the income from the Fund’s investment in the Subsidiary might not be qualifying income, and the Fund might not qualify as a regulated investment company for one or more years.

•           Corporate Subsidiary Risk. By investing through a Corporate Subsidiary, the Fund is indirectly exposed to risks associated with a Corporate Subsidiary’s direct investments in private equity or oil and gas. Because a Corporate Subsidiary is not registered under the 1940 Act, the Fund, as an investor in the Corporate Subsidiary, will not have the protections offered to investors in registered investment companies. Changes in the laws of the United States or other jurisdiction, such as Delaware, under which the Fund and a Corporate Subsidiary are organized, including the regulations under the Code, could result in the inability of the Fund and/or the Corporate Subsidiary to operate as described in this Prospectus and the SAI and could negatively affect the Fund and it shareholders. As the Fund intends to qualify as a regulated investment company, dividends received by the Fund from a Corporate Subsidiary and distributed to its shareholders will not be subject to U.S. federal income taxes at the Fund level, however, the Corporate Subsidiary will generally be subject to federal and state income taxes on its income, including any income the Corporate Subsidiary may recognize on the sale of an interest in private equity or private oil and gas funds that it holds. As a result, the net return to the Fund on such investments that are held by the Corporate Subsidiary will be reduced to the extent that the subsidiary is subject to income taxes. Additionally, in calculating its daily net asset value in accordance with generally accepted accounting principles, the Fund will account for the deferred tax liability and/or asset balances of the Corporate Subsidiary. Any Corporate Subsidiary used by the Fund will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by it on equity securities considered to be return of capital. Upon a Corporate Subsidiary’s sale of a portfolio security, such Corporate Subsidiary will be liable for previously deferred taxes. Any deferred tax liability balance of a Corporate Subsidiary will reduce the Fund’s net asset value.

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•            No Operating History Risk.  The Fund is a closed-end investment company with no history of operations. It is designed for long-term investors and not as a trading vehicle. During the Fund’s start-up period (until such time as the Fund has sold shares producing gross offering proceeds of $10 million), the Fund may not achieve the desired portfolio composition. If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective. The Fund’s portfolio manager has no experience managing a closed-end fund.

•            Limited Liquidity Risk.  The Fund is a closed-end investment company structured as an “interval fund” and designed for long-term investors. Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the shares and the Fund does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly offers to repurchase shares at NAV. Under current regulations, such offers must be for not less than 5% of the Fund’s shares outstanding on the repurchase request deadline. The Fund may increase the size of these offerings to up to 25% of the Fund’s shares outstanding, in the sole discretion of the Fund’s Board, but it is not expected that the Board will do so. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.

•            Management Risk.  The net asset value of the Fund changes daily based on the performance of the securities, derivatives and other instruments in which it invests. The Adviser's and Investment Funds managers' judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests (directly or indirectly) may prove to be incorrect and may not produce the desired results. Additionally, the Adviser's judgments about the potential performance of Investment Funds may also prove incorrect and may not produce the desired results.

•            Valuations Risk.  The value of the Fund’s investments will be difficult to ascertain and the valuations provided by the Adviser in accordance with the Fund’s valuation policies approved by the Board in respect of the Fund’s investments will likely vary from the amounts the Fund would receive upon sale or disposition of its investments. In particular, the Fund’s ownership interest in non-traded vehicles will be difficult to ascertain, and the Fund will depend heavily on the Adviser’s professional judgment to ascertain a valuation for the Fund’s investments in these vehicles. Such valuations involve subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. See “Determination of Net Asset Value.”

•            Investment Funds Risk. The Fund may obtain investment exposure to various asset classes by investing in other investment companies, including registered investment companies, such as ETFs, mutual funds and closed-end funds, as well as hedge funds, private equity funds or other Private Funds that are not registered under the 1940 Act. Additional risks of investing in Investment Funds, where noted, are described below:

•	Strategies Risk: Each Investment Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities among others. Also, the Fund's performance depends in part upon the performance of the Investment Fund managers and selected strategies, the adherence by such Investment Fund managers to such selected strategies, the instruments used by such Investment Fund managers and the Adviser's ability to select Investment Funds and strategies and effectively allocate Fund assets among them.

•	Multiple Levels of Fees and Expenses: By investing in Investment Funds indirectly through the Fund, the investor bears asset-based fees at the Fund level, in addition to any asset-based fees and/or performance-based fees and allocations at the Investment Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including organizational and Offering expenses, operating costs, sales charges, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the Investment Funds. Thus, an investor in the Fund may be subject to higher fees and operating expenses than if he or she invested in an Investment Fund directly.

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•	Risk Related to Net Asset Value and Market Price. The market value of the ETFs and closed-end fund shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trades at a premium or discount to net asset value.

•	Unregistered Investment Funds Risk. A significant portion of the vehicles in which the Fund may invest will likely not be subject to the 1940 Act. As a result, the Fund’s investments will not be subject to certain protections afforded to investors under the 1940 Act. These protections include, but are not limited to, certain corporate governance standards, as well as statutory protections against self-dealings and leverage limitations.

•	Additional Private Funds Risk. The Fund is subject to, and indirectly invests in Private Funds that are subject to risks associated with legal and regulatory changes applicable to financial institutions generally or hedge funds, such as the Private Funds in particular. The Fund may not be able to invest in certain Private Funds that are oversubscribed or closed, or the Fund may be able to allocate only a limited amount of assets to a Private Fund that has been identified as an attractive opportunity. The Fund's investments in certain Private Funds may be subject to lock-up periods, during which the Fund may not withdraw its investment. The Fund may invest indirectly a substantial portion of its assets in Private Funds that follow a particular type of investment strategy, which may expose the Fund to the risks of that strategy. Many of the Fund's assets will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. The Fund, upon its redemption of all or a portion of its interest in a Private Fund, may receive an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of.

Private Fund returns may exhibit greater correlations among each other or with fixed-income or equity indices than anticipated by the Adviser, particularly during times of general market turmoil. Private Fund managers may invest the Private Funds' assets in securities of non-U.S. issuers, including those in emerging markets, and the Fund's assets may be invested in Private Funds that may be denominated in non-U.S. currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities. An Private Fund manager may focus on a particular industry or sector, (e.g., energy, utilities, financial services, healthcare, consumer products, industrials and technology), which may subject the Private Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. A Private Fund manager may focus on a particular country or geographic region, which may subject the Private Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions. Private Fund managers may use derivatives for speculative or hedging purposes. Private Fund managers may have limited operating histories upon which to evaluate their performance, and some Private Fund managers may not be registered under the Investment Advisers Act of 1940, as amended. Private Funds may incur leverage for investment or other purposes, which may increase the volatility of the Private Funds. Private Fund managers may sell short securities held by Private Funds, which presents the theoretical risk of unlimited loss because of increases in the market price of the security sold short, and the risk that Private Funds' short selling activities may be adversely affected by regulatory restrictions that may be imposed at any time. Private Fund managers may change their investment strategies at any time. Private Fund managers may invest the Private Funds' assets without limitation in restricted and illiquid securities. Private Fund managers may invest the Private Funds' assets in equity securities without limitation as to market capitalization, such as those issued by smaller capitalization companies, including micro-cap companies, the prices of which may be subject to erratic market movements. Private Fund managers may charge Private Fund investors (such as the Fund) asset-based fees and incentive allocations or fees of as much as 20% of an Private Fund's net profits (or more in certain limited circumstances), which may create incentives for Private Fund managers to make investments that are riskier or more speculative than in the absence of these fees.

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•	Additional Risk. The strategy of investing in Investment Funds could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay. In addition, certain prohibitions on the acquisition of investment company shares by the Fund may prevent the Fund from allocating investments in the manner the Adviser considers optimal. Generally, the Fund may purchase in the aggregate only up to 3% of the total outstanding voting stock of any investment company, such as closed-end funds, mutual funds or ETFs, unless it is able to make purchases in reliance upon an Investment Fund's exemptive order that permits investments in excess of the limits stated above.

•            Business and Regulatory Risks.  Legal, tax and regulatory changes (including laws relating to taxation of the Fund’s investments, trade barriers and currency exchange controls), as well as general economic and market conditions (such as interest rates, availability of credit, credit defaults, inflation rates and general economic uncertainty) and national and international political circumstances (including wars, terrorist acts or security operations), may adversely affect the Fund.

•            Repurchase Policy Risks.  Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its net assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV. Repurchase of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio, to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

MANAGEMENT OF THE FUND

Trustees and Officers

The trustees of the Fund are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Adviser, and other service providers. The trustees also approve the Fund’s valuation policies and are responsible for the fair valuation of the Fund’s securities. The Fund’s Board is comprised of five individuals, three of who are considered independent or “disinterested” trustees under the 1940 Act. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Management” in the SAI.

Investment Adviser

Pursuant to an Investment Management Agreement (the “Management Agreement”), Wildermuth Advisory, LLC, located at 11525 Park Woods Circle, Alpharetta, Georgia 30005, serves as the Fund’s Adviser. The Adviser, a Delaware limited liability company formed in May 2013, is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. Neither the Adviser nor its controlling persons have previously advised a registered investment company.

Under the general supervision of the Fund’s Board, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, furnish a continuous investment program with respect to the Fund, and determine which securities should be purchased, sold or exchanged. In addition, the Adviser will supervise and provide oversight of the Fund’s service providers. The Adviser will furnish to the Fund necessary personnel for servicing the management of the Fund. The Adviser will compensate all Adviser personnel who provide services to the Fund (other than the Chief Compliance Officer). In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Management Agreement a management fee, accrued daily and paid monthly, at the annual rate of 1.50% of the Fund’s average daily net assets. The Adviser may employ research services and service providers to assist in the Adviser’s market analysis and investment selection.

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A discussion regarding the basis for the Board’s initial approval of the Fund’s Management Agreement will be available in the Fund’s initial report to shareholders.

Portfolio Manager

Daniel Wildermuth serves as the Portfolio Manager of the Fund, with primary responsibility for overseeing the overall allocation of the Fund’s portfolio. Mr. Wildermuth has over 20 years of experience in the financial services industry. As a CIO for the past 13 years, Mr. Wildermuth has created and managed multiple domestic and international equity and fixed income investment portfolios. As CIO of an advisory firm and CEO of a brokerage firm, Mr. Wildermuth has analyzed and invested in securities and has also completed due diligence and made investment recommendations on various alternative investments, but he has no prior experience managing a publicly registered, closed-end fund. Mr. Wildermuth received a B.S. in engineering from Stanford University and an M.B.A. in Finance from the Anderson School at the University of California, Los Angeles.

The SAI provides additional information about the Fund’s portfolio managers’ compensation, other accounts managed and ownership of Fund shares.

Administrator, Accounting Agent and Transfer Agent

RCS Advisory Services, LLC, located at 405 Park Avenue, New York, New York 10022, serves as the Fund’s Administrator. As compensation for these services, the Fund has agreed to pay the Administrator under the Administrative Services Agreement a fee paid monthly at the following annual rates: 0.20% on average net assets up to $250 million, 0.18% on average net assets between $250 million and $500 million, 0.16% on average net assets between $500 million and $1.0 billion, and 0.15% on average net assets greater than $1.0 billion.

American National Stock Transfer, LLC (the “Transfer Agent”), located at 405 Park Avenue, New York, NY 10022, serves as the transfer agent for the Fund. As compensation for these services, the Fund has agreed to pay the Transfer Agent under the Transfer Agent Services Agreement a monthly fee based on the number of shareholder accounts maintained by ANST on behalf of the Fund and the amount of shareholder services performed by ANST on behalf of the Fund’s shareholders.

The Administrator and the Transfer Agent are both affiliates of Realty Capital Securities, LLC, the Fund’s Distributor.

Gemini Fund Services, LLC, located at 450 Wireless Boulevard, Hauppauge, New York 11788, serves as the Fund’s Sub-Administrator and Fund Accounting Agent, and Sub-Transfer Agent. GFS’s fees will be paid by the Administrator or Transfer Agent from the fees they receive from the Fund, and will not impact the Fund’s expenses.

Custodian

MFUG Union Bank N.A., with principal offices at 350 California Street, 6th Floor, San Francisco, CA 94104, serves as the primary custodian for the securities and cash of the Fund’s portfolio, and may maintain custody of the Fund's assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian.

Estimated Fund Expenses

The Adviser is obligated to pay expenses associated with providing the services stated in the Management Agreement, including bonuses, rent, office and administrative expenses, depreciation and amortization, and auditing expenses connected with investment and economic research, trading and investment management of the Fund.

The Administrator is obligated to pay expenses associated with providing the services contemplated by a Fund Services Administration Agreement (administration, accounting and transfer agent), including compensation of and office space for its officers and employees and administration of the Fund and the sub-administration fees payable to GFS.

The Fund pays all other expenses incurred in its operation, including, among other things, (i) expenses for legal and independent accountants’ services, (ii) costs of printing proxies, share certificates, if any, and reports to shareholders, (iii) charges of the custodian and transfer agent in connection with the Fund’s dividend reinvestment policy, (iv) fees and expenses of independent trustees, (v) printing costs, (vi) membership fees in trade association, (vii) fidelity bond coverage for the Fund’s officers and trustees, (viii) errors and omissions insurance for the Fund’s officers and trustees, (ix) brokerage costs, (x) taxes, (xi) costs associated with the Fund’s quarterly repurchase offers, (xii) servicing fees, and (xiii) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incident to the offering and issuance of shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the shares.

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The Fund will pay a monthly shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Fund

On the basis of the anticipated size of the Fund, it is estimated that the Fund’s annual operating expenses will be approximately $175,000, which includes offering costs and does not take into account the effect of the Expense Limitation Agreement between the Fund and the Adviser. However, no assurance can be given, in light of the Fund’s investment objectives and policies, the fact that the Fund’s offering is continuous, and shares are sold on a best efforts basis that actual annual operating expenses will not be substantially more or less than this estimate.

The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including offering and organizational expenses but excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses such as litigation), to the extent that they exceed 2.5% per annum of the Fund’s average daily net assets. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed. Any waiver or reimbursement of fees by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which such waiver or reimbursement occurred; provided, however, that (i) the Fund is able to make such repayment without exceeding the expense limitation in place at the time the fees being repaid were waived or the Fund’s current expense limitation, whichever is lower, and (ii) such repayment is approved by the Board. The Expense Limitation Agreement will remain in effect for at least one year from the effective date, unless and until the Board approves its modification or termination. The Expense Limitation Agreement may be terminated only by the Fund’s Board on 60 days written notice to the Adviser. After the initial one-year term, the Expense Limitation Agreement may be renewed at the Adviser’s and Board’s discretion.

The initial operating expenses for a new fund, including start-up costs, may be significant, and may be higher than the expenses of an established fund. Costs incurred in connection with the organization of the Fund, estimated at $451,772, will be borne by the Fund. The Fund will pay organizational costs and offering expenses incurred with respect to the offering of its shares from the proceeds of the offering. For tax purposes, offering costs cannot be deducted by the Fund or the Fund’s shareholders. Therefore, for tax purposes, the expenses incident to the offering and issuance of shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the shares. Under U.S. generally accepted accounting principles (“GAAP”), organizational costs are charged to expense as incurred and offering costs are amortized into expense over the first 12 months of the Fund’s operations using the straight line method. All paid and accrued organization and offering costs and will have negative effects on total returns to investors.

The Management Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

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Control Persons

A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. As of the date of this prospectus, the Fund could be deemed to be under control of the Adviser, which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Fund on such date. However, it is expected that once the Fund commences investment operations and its shares are sold to the public that the Adviser’s control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders.

DETERMINATION OF NET ASSET VALUE

The NAV of shares of the Fund is determined daily, as described below. Each share will be offered at NAV plus the applicable sales load. During the continuous offering, the price of the Fund’s shares will increase or decrease on a daily basis according to the NAV of the shares. The Fund’s NAV per share is calculated by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities by the total number of shares outstanding. In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations or on the basis of publicly available information regarding the value of such investments, depending upon the type of investment. If market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board. The Board has delegated the day-to-day responsibility for determining these fair values in accordance with the policies it has approved to the Adviser subject to Board oversight. The Fund may use a third party pricing service to assist it in determining the market value of securities in the Fund’s portfolio.

Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. Rather, in determining the fair value of a security for which there are no readily available market quotations, several factors may be considered, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security and the recommendation of the Fund’s portfolio manager.

Investment Funds that are Private Funds and Non-Traded REITs (“Non-Traded Funds”) will be difficult to value, particularly to the extent that their underlying investments are not publicly traded. In the event a Non-Traded Fund does not report a value to the Fund on a timely basis, the Adviser, acting under the Board’s supervision and pursuant to policies implemented by the Board, will determine the fair value of the Fund’s investment based on the most recent value reported by the Non-Traded Fund, as well as any other relevant information available at the time the Fund values its investments. Following procedures adopted by the Board, in the absence of specific transaction activity in a particular investment fund, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s investment at the NAV reported by the Non-Traded Fund at the time of valuation or to adjust the value to reflect a premium or discount.

There is no single standard for determining fair value of a security. Rather, the Adviser’s fair value calculations will involve significant professional judgment in the application of both observable and unobservable attributes, and as a result, the calculated net asset values of the Non-Traded Funds’ assets may differ from their actual realizable value or future fair value. In determining the fair value of a security for which there are no readily available market quotations, the Adviser, acting under the Board’s supervision and pursuant to policies implemented by the Board, may consider several factors, including, but not limited to: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other accounts managed by the Adviser and the method used to price the security in those accounts; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Adviser; and (vii) the liquidity or illiquidity of the market for the security. As part of its due diligence of Non-Traded Fund investments, the Adviser will attempt to obtain current information on an ongoing basis from market sources, asset managers and/or issuers to value all fair valued securities. However, it is anticipated that portfolio holdings and other value information of the Non-Traded Funds could be available on no more than a quarterly basis. Based on its review of all relevant information, the Adviser may conclude in certain circumstances that the information provided by the asset manager and/or issuer of a Non-Traded Fund does not represent the fair value of the Fund’s investment in such security. Private Funds that invest primarily in publicly traded securities are more easily valued because the values of their underlying investments are based on market quotations.

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Because any Corporate Subsidiary through which the Fund invests in private equity investments or private oil and gas funds is treated as a regular taxable corporation, for U.S. federal income tax purposes any Corporate Subsidiary will incur tax expenses. In calculating its Daily NAV, the Fund will, among other things, account for any Corporate Subsidiary’s deferred tax liability and/or asset balances.

Any Corporate Subsidiary used by the Fund will accrue, in accordance with generally accepted accounting principles, a deferred income tax liability balance at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an assumed state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received on equity securities considered to be return of capital. Any deferred tax liability balance of any Corporate Subsidiary used by the Fund will reduce the Fund’s NAV.

Valuation Process — In General

The Adviser will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuations problems that have arisen, if any. As appropriate, the Board will review any securities valued by the Adviser in accordance with the Fund’s valuation policies and typically during these periodic reports.

For purposes of determining the NAV of the Fund, and as applicable, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on NASDAQ are valued at the closing price.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the official closing prices as reported by NASDAQ or, in the case of securities not reported by NASDAQ, a comparable source, as the Board deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board believes reflect most closely the value of such securities.

For purposes of this section, the “last reported” trade price or sale price or “closing” bid price of a security on any trading day shall be deemed to be: (a) with respect to securities traded primarily on the NYSE, the American Stock Exchange or NASDAQ, the last reported trade price or sale price, as the case may be, as of 4:00 p.m., Eastern Time, on that day, and (b) for securities listed, traded or quoted on any other exchange, market, system or service, the market price as of the end of the “regular hours” trading period that is generally accepted as such by such exchange, market, system or service. If, in the future, the benchmark times generally accepted in the securities industry for determining the market price of a stock as of a given trading day shall change from those set forth above, the fair market value of a security shall be determined as of such other generally accepted benchmark times.

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Non-dollar-denominated securities, if any, are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of NAV have materially affected the value of the securities. Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund’s NAV may change at times when it is not possible to purchase or sell shares of the Fund.

Investments in privately placed debt instruments initially will be valued by the Adviser at cost (purchase price plus all related acquisition costs and expenses, such as legal fees and closing costs) and thereafter will be revalued quarterly at fair value by the Adviser and the Board, with the approval of the independent trustees.

Before investing in any Non-Traded Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the vehicle, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with (but not necessarily the same as) those used by the Fund for valuing its own investments. After investing in a Non-Traded Fund, the Adviser will monitor the valuation methodology used by such fund.

For those investments in which little or no market data exists, the Fund bases its NAV determinations largely on valuations of its interests in Non-Traded Funds provided by the Adviser. These fair value calculations will involve significant professional judgment by the Adviser in the application of both observable and unobservable attributes, the calculated net asset values of the Non-Traded Fund assets may differ from their actual realizable value or future fair value. Valuations will be provided to the Fund based on the interim unaudited financial records of the non-traded investment vehicles to the extent available, and, therefore, will be estimates subject to adjustment (upward or downward) upon the auditing of such financial records and may fluctuate as a result. Furthermore, the Board may not have the ability to assess the accuracy of these valuations.

For the quarterly periods that the NAV of the Non-Traded Funds are calculated by the Adviser, the Board will perform an independent review of the valuation of the Fund’s portfolio and review any material concerns. The Adviser and the Board will consider all relevant information and the reliability of pricing information. They may conclude, however, in certain circumstances, that the information does not represent the fair value of the Fund’s interests in the Non-Traded Fund and is not indicative of what actual fair value would be in an active, liquid or established market. In those circumstances, the Fund might value its interests in the Non-Traded Fund at a discount or a premium to the value it receives from the Non-Traded Fund. Following procedures adopted by the Board, in the absence of specific transaction activity in respect of interests in a particular Non-Traded Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

CONFLICTS OF INTEREST

As a general matter, conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars,” if any). The Adviser has adopted policies and procedures and has structured its portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

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QUARTERLY REPURCHASES OF SHARES

Once each quarter, the Fund will offer to repurchase at NAV per share no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The Fund may increase the size of these offerings up to a maximum of 25% of the Fund’s outstanding shares, in the sole discretion of the Board, but it is not expected that the Board will do so. The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”). The Fund expects its first Repurchase Request Deadline will be during the second calendar quarter of 2015.

Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their shares, and the “Repurchase Request Deadline,” which is the date the repurchase offer ends. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to shareholders and the Repurchase Request Deadline is generally 30 days, but may vary from no more than 42 days to no less than 21 days. Payment pursuant to the repurchase will be made by checks to the shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

Determination of Repurchase Offer Amount

The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% of the total number of shares outstanding on the Repurchase Request Deadline. The Board may increase the size of Repurchase Offer Amount, up to a maximum of 25% of the total number of shares outstanding on the Repurchase Request Deadline, but it is not expected that the Board will do so.

Notice to Shareholders

Approximately 30 days (but no less than 21 days and more than 42 days) before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (a “Shareholder Notification”). The Shareholder Notification will contain information shareholders should consider in deciding whether to tender their shares for repurchase. The Shareholder Notification also will include detailed instructions on how to tender shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The Shareholder Notification also will set forth the NAV per share that has been computed no more than seven days before the date of such notification, and how shareholders may ascertain the NAV per share after the notification date.

Repurchase Price

The repurchase price of the shares will be the NAV per share as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call 1-866-271-9244 to learn the NAV per share. The Shareholder Notification will provide information concerning the NAV per share, such as the NAV per share as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

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Redemption Fee

For shares held for less than 91 days, the Fund will deduct a 2% redemption fee from the redemption amount. Shares held longest will be treated as being repurchased first and shares held shortest as being repurchased last. The redemption fee does not apply to shares that were acquired through reinvestment of distributions. Shares held for 91 days or more are not subject to the 2% fee. Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than 100 shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the Shareholder Notification is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline. The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

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Consequences of Repurchase Offers

Repurchase offers will typically be funded from available cash or sales of portfolio securities. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund’s NAV.

Repurchase of the Fund’s shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of shares by the Fund will be a taxable event to shareholders.

The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a shareholder’s only means of liquidity with respect to his or her shares. Shareholders have no rights to redeem or transfer their shares, other than limited rights of a shareholder’s descendants to redeem shares in the event of such shareholder’s death pursuant to certain conditions and restrictions. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

DISTRIBUTION POLICY

Quarterly Distribution Policy

The Fund intends to make a distribution each quarter to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The distribution rate may be modified by the Board from time to time. If, for any quarterly distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of the distribution, then assets of the Fund will be sold and the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. To the extent that any distribution made by the Fund represents a return of shareholders’ capital, any such distribution will not represent a dividend payment and simply will be treated as a return of capital originally invested by shareholders. The initial distribution will be declared on a date determined by the Board. If the Fund’s investments are delayed, the initial distribution may consist principally of a return of capital. Although a return of shareholder capital generally is not taxable to the recipient, any such return of capital will serve to reduce the shareholder’s tax basis in the shares which will result in a greater tax liability when the shares are sold, even if they have not increased in value or have, in fact, lost value.

Unless the registered owner of shares elects to receive cash, all distributions declared on shares will be automatically reinvested in additional shares of the Fund. See “Dividend Reinvestment Policy.”

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The distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each month. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of a dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

The Board reserves the right to change the quarterly distribution policy from time to time.

DIVIDEND REINVESTMENT POLICY

The Fund will operate under a dividend reinvestment policy administered by RCS Advisory Services (the “Agent”). Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in shares of the Fund.

Shareholders automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Agent in writing at Wildermuth Endowment Strategy Fund, c/o RCS Advisory Services, LLC, 405 Park Avenue, New York, New York 10022. Such written notice must be received by the Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the dividend reinvestment policy. Under the dividend reinvestment policy, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund. Such shares will be either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.

The Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the dividend reinvestment policy. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. The Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment policy, the Agent will administer the dividend reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the dividend reinvestment policy.

Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. See “U.S. Federal Income Tax Matters.”

The Fund reserves the right to amend or terminate the dividend reinvestment policy. There is no direct service charge to participants with regard to purchases under the dividend reinvestment policy; however, the Fund reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants.

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All correspondence concerning the dividend reinvestment policy should be directed to the Agent at 405 Park Avenue, New York, New York 10022. Certain transactions can be performed by calling the toll free number 1-866-271-9244.

U.S. FEDERAL INCOME TAX MATTERS

The following briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund’s shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see “Tax Status” in the SAI. There may be other tax considerations applicable to particular investors such as those holding shares in a tax deferred account such as an IRA or 401(k) plan. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income, asset diversification and distribution tests each year. If the Fund so qualifies the Fund will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain dividends. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent that they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.

The Fund intends to make sufficient distributions to satisfy the distribution requirement and avoid Fund-level income and excise taxes. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the dividend reinvestment policy. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the policy in additional shares of the Fund.

Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Such distributions will be eligible for the dividends-received deduction in the case of a corporate shareholder or treatment as qualified dividends (taxable at capital gains rates) in the case of a non-corporate shareholder only to the extent that the shareholder and the Fund meet certain requirements (e.g., shareholder holding period requirements in the Fund and Fund holding period requirements in underlying corporations) and the Fund designates a portion of its dividends as attributable to dividends received by the Fund that would have been eligible for the dividends-received deduction or treated as qualified dividends. There can be no assurance as to what portion of Fund dividend payments may be classified as qualifying dividends. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to shareholders as long-term capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset). The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Fund’s taxable year.

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In order to increase its investments in commodities investments, the Fund may invest in one or more Cayman Subsidiaries that invest in commodity and financial futures, commodity-linked structured notes and swap contracts or in Investment Funds that invest in such instruments. A Cayman Subsidiary’s net income from commodities trading will be “subpart F income” under the Code and will be currently includible in the Fund’s income. Under the Code, subpart F income is treated as qualifying income for purposes of the 90% income test to the extent that there is a distribution out of the earnings and profits of the taxable year which are attributable to the amounts so included. The IRS has issued private letter rulings concluding that subpart F income derived by a regulated investment company from a wholly-owned subsidiary, such as the Cayman Subsidiary, that invests in commodities and commodity-linked derivatives constitutes "qualifying income." as other income derived with respect to its business of investing in stock, securities or currencies without regard to whether there are current distributions. Each of these private letter rulings applies only to the taxpayer that requested it and may not be used or cited as precedent. The Fund has not applied for or received such a ruling from the IRS, and has not determined whether to seek such a ruling if the IRS were to resume issuing such rulings. The Fund intends to take the position that subpart F income from its investments in the Cayman Subsidiary will constitute "qualifying income," even though if the Cayman Subsidiary may does not distribute all of its income and gains that are included in the Fund's income for U.S. federal income tax purposes currently its earnings and profits attributable to its commodities income. The Fund has not sought an opinion of the Fund's counsel regarding this position.

In order to increase its investments in private equity and private oil and gas funds, the Fund may invest in one or more Corporate Subsidiaries that invest in private equity or private oil and gas funds or in equity securities issued by certain non-traded limited partnerships (or other “pass-through” entities, such as grantor trusts) which may not produce qualifying income for purposes of determining its compliance with the 90% gross income test applicable to regulated investment companies. The dividends received from such taxable subsidiaries will be qualifying income for purposes of the 90% gross income test. In general, the amount of cash distributable by such wholly owned subsidiaries will equal the amount of cash received from the limited partnerships or other pass-through entities as reduced by income taxes paid by such subsidiaries and other expenses.

The Fund will inform its shareholders of the source and tax status of all distributions after the close of each calendar year.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on August 28, 2013. The Fund’s Declaration of Trust (the “Declaration of Trust”) provides that the trustees of the Fund may authorize separate classes of shares of beneficial interest. The trustees have authorized an unlimited number of shares, subject to a $5 billion limit on the Fund. The Fund does not intend to hold annual meetings of its shareholders.

Shares

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. Each share of the Fund represents an equal proportionate interest in the assets of the Fund with each other share in the Fund. Holders of shares will be entitled to the payment of dividends when, as and if declared by the Board. The Fund currently intends to make dividend distributions to its shareholders after payment of Fund operating expenses, including interest, on outstanding borrowings, if any, no less frequently than quarterly. Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested for shareholders in additional shares of the Fund. See “Dividend Reinvestment Policy.” The 1940 Act may limit the payment of dividends to the holders of shares. Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the trustees may distribute the remaining assets of the Fund among its shareholders. The shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the shares. The Declaration of Trust provides that the Fund’s shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law may, in certain limited circumstances, be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

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The Fund generally will not issue share certificates. However, upon written request to the Fund’s transfer agent, a share certificate may be issued at the Fund’s discretion for any or all of the full shares credited to an investor’s account. Share certificates that have been issued to an investor may be returned at any time. The Fund’s transfer agent will maintain an account for each shareholder upon which the registration of shares are recorded, and transfers, permitted only in rare circumstances, such as death or bona fide gift, will be reflected by bookkeeping entry, without physical delivery. The Administrator will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of entities or other persons to acquire control of the Fund or to change the composition of the Board, and could have the effect of depriving the Fund’s shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The trustees are elected for indefinite terms and do not stand for reelection. A trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a trustee and that are entitled to vote on the matter. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

PLAN OF DISTRIBUTION

Realty Capital Securities, LLC, located at 405 Park Avenue, New York, New York 10022, serves as the Fund’s principal underwriters and acts as the distributor of the Fund’s shares on a best efforts basis, subject to various conditions (the “Distributor”). The Fund’s shares are offered for sale through the Distributor at NAV per share plus the applicable sales load. The Distributor also may enter into selected dealer agreements with other broker-dealers for the sale and distribution of the Fund’s shares. In reliance on Rule 415 of the Securities Act of 1933, as amended, the Fund intends to offer to sell up to $265,000,000 of its shares through the Distributor on a continuous basis for a period of two years unless extended. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its best efforts to sell the shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund shares.

The Adviser, in its discretion and from its own resources, may pay additional compensation to brokers or dealers in connection with the sale and distribution of Fund shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives. The Additional Compensation may differ among brokers or dealers in amount or in the manner of calculation which may include the following: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments. Additionally, the Adviser may pay a servicing fee to the Distributors and to other selected securities dealers and other financial industry professionals for providing ongoing broker-dealer services in respect of clients with whom they have distributed shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request.

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The Fund and the Adviser have agreed to indemnify the Distributor against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the Distributor may be required to make because of any of those liabilities. Such agreement does not include indemnification of the Distributor against liability resulting from willful misfeasance, bad faith or negligence on the part of the Distributor in the performance of its duties or from reckless disregard by the Distributor of its obligations and duties under the Distribution Agreement. The Distributor may, from time to time, engage in transactions with or perform services for the Adviser and its affiliates in the ordinary course of business.

Prior to the initial public offering of shares, the Adviser purchased shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

Purchasing Shares

Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by GFS. The returned check and stop payment fee is currently $25. Investors may buy shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy shares of the Fund (collectively, “Financial Intermediaries”). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary and received by the Fund. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, and for forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund’s NAV per share next computed after it is received by the Financial Intermediary.

Funds raised will be held in escrow pending bi-monthly closings. At such time as the date of each bi-monthly closing, subscription funds held by the escrow agent will be released from escrow to the Fund within approximately 30 days and investors with subscription funds held in the escrow will be admitted as shareholders as soon as practicable, but in no event later than 15 days after such release. Funds in escrow will be invested in short-term investments, which may include obligations of, or obligations guaranteed by, the U.S. government or bank money-market accounts or certificates of deposit of national or state banks that have deposits insured by the Federal Deposit Insurance Corporation (including certificates of deposit of any bank acting as a depository or custodian for any such funds) that can be readily sold, with appropriate safety of principal. Subscribers may not withdraw funds from the escrow account.

Interest will accrue on funds in the escrow account as applicable to the short-term investments in which such funds are invested. During any period in which subscription proceeds are held in escrow, interest earned thereon will be allocated among subscribers on the basis of the respective amounts of their subscriptions and the number of days that such amounts were on deposit. Such interest will be paid to subscribers upon the termination of the escrow period, subject to withholding for taxes pursuant to applicable Treasury Regulations. The Fund will bear all expenses of the escrow and, as such, any interest to be paid to any subscriber will not be reduced for such expense.

By Mail

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to the Wildermuth Endowment Strategy Fund to:

Wildermuth Endowment Strategy Fund
c/o Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, NE 68130

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All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will neither accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor post-dated checks, post-dated on-line bill pay checks, or any conditional purchase order or payment.

The Transfer Agent will charge a $25.00 fee against an investor’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

By Wire — Initial Investment

To make an initial investment in the Fund, the transfer agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the transfer agent. Upon receipt of the completed account application, the transfer agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at 1-866-271-9244 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds. The bank should transmit funds by wire to:

ABA #: (number provided by calling toll-free number above)
Credit: Gemini Fund Services, LLC
Account #: (number provided by calling toll-free number above)
Further Credit:
Wildermuth Endowment Strategy Fund
(shareholder registration)
(shareholder account number)

By Wire — Subsequent Investments

Before sending a wire, investors must contact the Administrator to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. The Fund and its agents, including the transfer agent and custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan — Subsequent Investments

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 1-866-271-9244 for more information about the Fund’s Automatic Investment Plan.

By Telephone

Investors may purchase additional shares of the Fund by calling 1-866-271-9244. If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4:00 p.m. Eastern Time will be purchased at the appropriate price calculated on that day.

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Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

In compliance with the USA PATRIOT ACT of 2001, the Transfer Agent will verify certain information on each account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call 1-866-271-9244 for additional assistance when completing an application.

If the Transfer Agent does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within five business days if clarifying information is not received.

Purchase Terms

The minimum initial purchase by an investor is $2,500. The Fund’s shares are offered for sale through the Distributor at NAV per share plus the applicable sales load. The price of the shares during the Fund’s continuous offering will fluctuate over time with the NAV of the shares. Investors in the Fund will pay a sales load based on the amount of their investment in the Fund. The sales load payable by each investor depends upon the amount invested by such investor in the Fund, but may range from 0.50% to 6.00%, as set forth in the table below. A reallowance will be made by the Distributor to participating dealers from the sales load paid by each investor. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The Fund reserves the right to waive sales charges. The following sales charges apply to your purchases of shares of the Fund:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	6.00%	6.38%	5.75%
$25,000 to $49,999	5.00%	5.26%	4.75%
$50,000 to $99,999	4.00%	4.17%	3.75%
$100,000 to $249,999	3.00%	3.09%	2.75%
$250,000 to $499,999	2.00%	2.04%	1.75%
$500,000 to $999,999	1.00%	1.01%	0.75%
$1,000,000 and above	0.50%	0.51%	0.50%

For illustrative purposes only, the following chart describes the applicable sales loads based on a Fund NAV per share of $10.00. The reduced purchase price will not affect the net amount received by the Fund.

Amount Invested	Fund’s NAV per Share	Selling Commission per Share in Volume Discount Range	Aggregate Consideration per Share (consisting of purchase price, selling commissions and dealer manager fees) in Volume Discount Range
Under $25,000	$10.00	$0.60	$10.60
$25,000 to $49,999	$10.00	$0.49	$10.49
$50,000 to $99,999	$10.00	$0.39	$10.39
$100,000 to $249,999	$10.00	$0.29	$10.29
$250,000 to $499,999	$10.00	$0.19	$10.19
$500,000 to $999,999	$10.00	$0.09	$10.09
$1,000,000 and above	$10.00	$0.04	$10.04

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You may be able to buy shares without a sales charge (i.e. “load-waived”) when you are:

•	reinvesting dividends or distributions;

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment adviser or other firm for portfolio management or brokerage services;

•	a current or former director or trustee of the Fund;

•	an executive officer or director, as well as an officer or employee of the Adviser or the Administrator or their family members (including spouses, parents, grandparents, children and siblings) or other affiliates and Friends. “Friends” means those individuals who have had long standing business or personal relationships with the Fund‘s executive officers and directors; or

•	purchasing shares through a financial services firm (such as a broker-dealer, investment adviser or financial institution) that has a special arrangement with the Fund.

In addition, concurrent purchases by related accounts may be combined to determine the application of the sales load. The Fund will combine purchases made by an investor, the investor’s spouse or domestic partner, and dependent children when it calculates the sales load.

It is the investor’s responsibility to determine whether a reduced sales load would apply. The Fund is not responsible for making such determination. To receive a reduced sales load, notification must be provided at the time of the purchase order. If you purchase shares directly from the Fund, you must notify the Fund in writing. Otherwise, notice should be provided to the Financial Intermediary through whom the purchase is made so they can notify the Fund.

Right of Accumulation

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of shares of the Fund as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

•	an individual;

•	an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

•	a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Distributor at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent

The letter of intent allows you to count all investments within a 13-month period in shares of the Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude the Fund from discontinuing sales of its shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase. To determine the applicable sales charge reduction, you also may include (1) the cost of shares of the Fund which were previously purchased at a price including a front end sales charge during the 90-day period prior to the Distributor receiving the letter of intent, and (2) the historical cost of shares of other Funds you currently own acquired in exchange for shares the Fund purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Fund, the transfer agent and any financial intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

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Shareholder Service Expenses

The Fund has adopted a "Shareholder Services Plan" under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. Under the Shareholder Services Plan, the Fund may incur expenses on an annual basis equal to 0.25% of its average net assets.

LEGAL MATTERS

Certain legal matters in connection with the shares will be passed upon for the Fund by Alston & Bird, LLP, 1201 West Peachtree Street, Atlanta, Georgia 30309.

REPORTS TO SHAREHOLDERS

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, a shareholder must call 1-866-271-9244 to discontinue householding and request individual copies of these documents. Once the Fund receives notice to stop householding, individual copies will be sent beginning 30 days after receiving your request. This policy does not apply to account statements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements. BBD, LLP is located at 1835 Market Street, 26th Floor, Philadelphia, PA 19103.

ADDITIONAL INFORMATION

This prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 811-22888). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or SAI without charge.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

General Information and History	1
Investment Objective and Policies	1
Management of the Fund	16
Portfolio Manager	21
Codes of Ethics	22
Proxy Voting Policies and Procedures	22
Control Persons and Principal Holders	23
Investment Advisory and Other Services	23
Allocation of Brokerage	24
Tax Status	25
Other Information	30
Independent Registered Public Accounting Firm	31
Financial Statements	32

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WILDERMUTH ENDOWMENT STRATEGY FUND

PRIVACY POLICY

1.	POLICY

Wildermuth Endowment Strategy Fund (the “Fund”) is committed to protecting your privacy. This privacy notice, which is required by state and federal law, explains the Fund’s privacy policy (the “Policy”). This Policy’s terms apply both to our current shareholders and to former shareholders as well.

2.	HOW WE PROTECT YOUR INFORMATION

We are committed to maintaining the privacy of our shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

3.	WHAT KIND OF INFORMATION WE COLLECT

The Fund may collect nonpublic personal information regarding investors from sources such as the following:

•	Account Applications and other forms, which may include a shareholder’s name, address, social security number and/or personally identifiable financial information;

•	Account History, including information about a shareholder’s losses or gains; and

•	Correspondence and Communication, with the Fund’s representatives and their affiliates.

4.	WHO HAS ACCESS TO SHAREHOLDER INFORMATION

We do not disclose any non-public personal information about our shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to provide services to shareholders (for example, to a transfer agent, investment adviser or third party administrator). We restrict access to non-public personal information about our shareholders to Fund personnel and employees of Fund service providers with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our shareholders.

Third parties that handle this information shall agree to follow the standards the Fund has established.

5.	UPDATING YOUR INFORMATION

To help us keep your information up-to-date and accurate, please contact the Fund if there is any change in your personal information.

Adopted December 2013

Wildermuth Endowment Strategy Fund
Shares of Beneficial Interest

PROSPECTUS

Investment Adviser

Wildermuth Advisory, LLC

All dealers that buy, sell or trade the Fund’s shares, whether or not participating in this offering, may be required to deliver a prospectus when acting on behalf of the Fund’s Distributor.

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.